                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY
                                                                  --------------


                          Dated as of 27 August 1996
                          --------------------------

                                 YA96A LIMITED
                                  as Borrower

                              THE BANKS AND OTHER
                      FINANCIAL INSTITUTIONS named herein
                                  as Lenders

                      ABN AMRO BANK N.V., CHICAGO BRANCH
                               as Facility Agent

                           WILMINGTON TRUST COMPANY
                       (not in its individual capacity,
                        but solely as security trustee)
                              as Security Trustee

                                      and

                    EXPORT-IMPORT BANK OF THE UNITED STATES

                    ---------------------------------------

                           GUARANTEED LOAN AGREEMENT
                              TERM LOAN FACILITY
                            of up to US$103,000,000
                 relating to two (2) Boeing 767-300 Airframes
                    with Rolls-Royce RB211-524H-36 Engines

                          EXIM Guarantee No. AP070425
                          People's Republic of China
                            (China Yunnan Airlines)

                    --------------------------------------

                               BAKER & MCKENZIE
                          14TH FLOOR, HUTCHISON HOUSE
                                   HONG KONG

                             ONE PRUDENTIAL PLAZA
                            CHICAGO, ILLINOIS 60601

                                   CONTENTS
                                   --------

NUMBER                         CLAUSE HEADING                               PAGE
------                         --------------                               ----
1.   INTERPRETATION........................................................    2

2.   THE FACILITY..........................................................   15

3.   CONDITIONS PRECEDENT..................................................   18

4.   CONVERSION TO FIXED RATE..............................................   19

5.   INTEREST..............................................................   23

6.   REPAYMENT, PREPAYMENT AND CANCELLATION................................   23

7.   CHANGE OF LAW OR CIRCUMSTANCES........................................   27

8.   TAXES AND OTHER DEDUCTIONS............................................   29

9.   FEES, EXPENSES AND OTHER INDEMNITIES..................................   31

10.  PAYMENTS AND EVIDENCE OF DEBT.........................................   32

11.  REPRESENTATIONS AND WARRANTIES........................................   34

12.  UNDERTAKINGS..........................................................   38

13.  EVENTS OF DEFAULT.....................................................   41

14.  DEFAULT INTEREST......................................................   44

15.  SET-OFF AND PRO-RATA SHARING..........................................   45

16.  THE FACILITY AGENT AND THE SECURITY TRUSTEE...........................   46

17.  AMENDMENT.............................................................   51

18.  WAIVER AND SEVERABILITY...............................................   52

19.  MISCELLANEOUS.........................................................   52

20.  ASSIGNMENT, TRANSFER AND LENDING OFFICES...............................  52

21.  NOTICES................................................................  54

22.  GOVERNING LAW AND JURISDICTION.........................................  56

23.  COUNTERPARTS...........................................................  57

SCHEDULE 1..................................................................  59

APPENDIX 1.................................................................. 1-1

APPENDIX 2.................................................................. 2-1
     PART I................................................................. 2-1
     PART II................................................................ 2-2
     PART III............................................................... 2-4

APPENDIX 3.................................................................. 3-1

APPENDIX 4.................................................................. 4-1

APPENDIX 5.................................................................. 5-1

APPENDIX 6.................................................................. 6-1

THIS GUARANTEED LOAN AGREEMENT (this "Agreement" or this "Guaranteed Loan Agreement") is made as of the 27th day of August 1996

BY AND AMONG:

(1) YA96A LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Ugland House, South Church Street, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies as borrower (the "Borrower");

(2) THE BANKS AND OTHER FINANCIAL INSTITUTIONS listed in Schedule 1 as Lenders (each, a "Lender" and collectively, the "Lenders");

(3) ABN AMRO BANK N.V., CHICAGO BRANCH, as facility agent for the Lenders (the "Facility Agent");

(4) WILMINGTON TRUST COMPANY not in its individual capacity, except as expressly stated herein, but solely as security trustee (the "Security Trustee");

       and

(5)    EXPORT-IMPORT BANK OF THE UNITED STATES ("EXIM").

                                  WITNESSETH:

       WHEREAS, the Borrower has requested the Lenders to establish a credit facility in Dollars in its favor in an amount equal to the Aggregate Commitment so that the Borrower may hereunder finance, or refinance indebtedness incurred to finance, up to (a) 85% of the purchase price paid or payable by the Borrower in respect of the purchase in the United States and the export to the People's Republic of China of two (2) Boeing 767-300 airframes which items are of U.S. manufacture and have been approved by EXIM as eligible for financing under this Agreement (the two (2) Boeing 767-300 airframes being hereinafter referred to as the "Items"), (b) 100% of the Exposure Fee payable by the Borrower to EXIM in respect of the Items and the Approved Services and (c) 85% of the cost of the Approved Services payable by the Borrower in respect of the Items;

       WHEREAS, the Borrower has requested the ECGD Lenders to establish a credit facility in Dollars in its favor to finance the purchase by the Borrower of, or to refinance indebtedness incurred by the Borrower to purchase, four (4) Rolls Royce RB211-524H-36 engines which are to be installed (two in respect of each airframe) on the Boeing 767-300 airframes referred to above, it being understood that no reference herein to parties hereto which may also be ECGD Lenders shall be deemed to refer to such parties in their capacity as ECGD Lenders or to any rights they may have in respect of the ECGD Loan;

       WHEREAS, the Borrower has made or is prepared to make cash payments aggregating not less than 15% of the aggregate purchase price of the Items and the Approved Services which payments will be financed by way of a loan from the Commercial Lenders on the terms and subject to the conditions set out in the Commercial Loan Agreement, it being understood that no reference herein to parties hereto which may also be lenders under the Commercial Loan Agreement shall be deemed to refer to such parties in their capacity as lenders under the Commercial Loan Agreement or to any rights they may have thereunder;

       WHEREAS, the Borrower has agreed to lease each Aircraft to China Yunnan Airlines, a legal entity organized and existing under the laws and decrees of the People's Republic of China, pursuant to the terms of a Lease with respect to such Aircraft;

       WHEREAS, on the terms and conditions hereinafter set forth, the Lenders are prepared to establish the Facility in favor of the Borrower for the purpose of providing the Borrower with the financing requested by the Borrower to enable it to purchase, or to refinance indebtedness incurred to purchase, the Items;

       WHEREAS, EXIM is prepared to issue, for the benefit of the Lenders, its guarantee of repayment in respect of the principal amount of each Disbursement made pursuant to this Guaranteed Loan Agreement together with interest thereon, in accordance with the terms and conditions stated in the EXIM Guarantee;

       WHEREAS, upon the terms and conditions set forth herein, the Facility Agent is prepared to act as agent for the Lenders and shall perform those functions and duties assigned to it hereunder;

       WHEREAS, upon the terms and conditions set forth in the Proceeds Agreement (as hereinafter defined), the Security Trustee is prepared to act as security trustee for purposes of holding security granted pursuant to the Security Documents;

       WHEREAS, upon the agreement of the Lenders, the Borrower and EXIM the Floating Rate Notes issued hereunder may be converted to Fixed Rate Notes; and

       WHEREAS, the establishment of the Facility will facilitate exports and imports and the exchange of commodities between the United States and the People's Republic of China.

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


1.     INTERPRETATION
       --------------

1.01   Definitions.   In this Agreement, unless the context requires otherwise:
       -----------

       "Aggregate Commitment" means, on any date, an amount equal to the aggregate of the Commitments of all Lenders as determined on such day;

       "Aircraft" means either or both, as the context may require, of the Airframes, in each case with installed engines purchased by the Borrower pursuant to the Aircraft Purchase Agreement (as assigned to the Borrower, in respect of such Aircraft, pursuant to the relevant Purchase Agreement Assignment);

       "Aircraft Purchase Agreement" means the purchase agreement No. 1844 dated as of 3rd December 1994 between The Boeing Company, as seller, and China Aviation Supplies Corporation, as buyer, as such agreement relates to the Aircraft;

       "Airframe" or "Airframes" means either or both, as the context may require, of the two (2) Boeing 767-300 airframes bearing manufacturer's serial numbers 28148 and 28149 (excluding the Engines or any engines from time to time installed thereon);

       "Applicable Margin" means with respect to each Disbursement while bearing interest at the Floating Rate, 0.08% (eight basis points);

       "Applicable Rate" means, with respect to any Interest Period for each Disbursement, the rate per annum equal to:

       (i) if such Interest Period ends on or prior to the Conversion Date, if any, the Floating Rate for such Interest Period; and

       (ii) if such Interest Period begins on or after the Conversion Date, the Fixed Rate;

       "Approved Services" shall have the meaning ascribed to such term in the Reimbursement and Indemnity Agreement;

       "Available Commitment" means, with respect to each Lender, on any day, an amount which equals the Commitment of such Lender as determined on such day less (i) such Lender's Pro-Rata Share of the outstanding principal amount of the Loan on such day and (ii) any repayments or prepayments of the principal amount of the Loan on or prior to such day;

       "Availability Period" means the period commencing on the date of this Agreement and ending on the earlier of (i) October 31, 1996 (or such later date as may be agreed by the Borrower, the Facility Agent, the Lenders, EXIM and the Lessee), (ii) the date on which the Available Commitment of each Lender is reduced to zero in accordance with the terms hereof, (iii) the date on which the Disbursement is made in respect of the last Aircraft to be financed hereunder, and (iv) the date on which the Borrower notifies the Facility Agent that the Availability Period is terminated;

       "Banking Day" means (i) a day which is not a Saturday or Sunday and (ii) a day on which banks are open for the transaction of business of the nature required by this Agreement and the Operative Documents (A) prior to or on the Conversion Date, in Hong Kong, Shanghai, London and New York City and, for the purposes of Clause 13.01(a), Beijing and (B) after the Conversion Date, in New York City and Hong Kong (for all purposes other than in determining a Payment Date) and, for the purposes of Clause 13.01(a), Beijing;

       "Bare Trust Agreement" means the bare trust agreement executed and delivered, or as the context may require, to be executed and delivered by the Lessor Parent, as trustee, and the Lessee, as beneficiary, as amended or supplemented from time to time;

       "Boeing Warranties Agreement" means, in respect of each Aircraft, the agreement to be entered into in respect of such Aircraft by the Lessee, China Aviation Supplies Corporation, the Borrower and the Security Trustee and (by way of the execution of the consent and agreement thereto) The Boeing Company;

       "Borrowing Date" means, with respect to a Disbursement, the date, which date shall be a Banking Day, designated by the Borrower in a Notice of Drawing as the date on which such Disbursement shall be made subject to fulfillment or waiver of the terms and conditions of this Agreement;

       "Bridge Financing Documents" means, in respect of the Aircraft bearing manufacturer's serial number 28148, the respective financing and security documents entered into between the Borrower, the Lessee, ABN AMRO Bank N.V. (as facility agent and as security agent) and the Lenders as defined therein, as applicable, in connection with the acquisition of such Aircraft by the Borrower and the leasing of such Aircraft by the Borrower to the Lessee;

       "Commercial Facility Agent" means ABN AMRO Bank N.V., Shanghai Branch, as facility agent under the Commercial Loan Agreement.

       "Commercial Lenders" has the meaning ascribed to the term "Lenders" in the Commercial Loan Agreement;

       "Commercial Loan" has the meaning ascribed to the term "Loan" in the Commercial Loan Agreement;

       "Commercial Loan Agreement" means the commercial loan agreement (tranche
       C) of even date herewith by and among the Borrower, the banks and financial institutions named therein as lenders, and the Commercial Facility Agent;

       "Commitment" means, in relation to each Lender, the principal amount set forth opposite that Lender's name in Schedule 1, as the same may be reduced in accordance with the terms hereof;

       "Conversion" means the conversion of interest payable in respect of the Loan to the Fixed Rate from the Floating Rate as contemplated in the Notice of Conversion;

       "Conversion Date" means, prior to Conversion, the date set forth in the Notice of Conversion as the Conversion Date, which date shall be a Banking Day occurring on or prior to March 12, 1997 (or such later date as the Borrower, EXIM, the Underwriter and the Facility Agent may agree) and, on or after the Conversion, the date of such Conversion provided that if the Conversion has not occurred on or prior to March 12, 1997 (or such later date as the Borrower, EXIM, the Underwriter and the Facility Agent may agree) Conversion Date shall have no meaning;

       "Co-ordination Agreement" means the co-ordination agreement entered into, or as the context may require, to be entered into between EXIM, ECGD, the Facility Agent, the Lenders, the Commercial Lenders, the ECGD Lenders, the Commercial Facility Agent, the ECGD Lender and the Security Trustee;

       "Default" means any event which with the giving of notice or lapse of time or both would constitute an Event of Default;

       "Determination Date" means the earlier of (i) the date on which the Underwriter and the Borrower determine not to effect the Securitization of the Loan and provide notice thereof to the Facility Agent and EXIM and
       (ii) if the Conversion has not occurred on or prior to March 12, 1997 (or such later date as the Borrower, EXIM, the Underwriter and the Facility Agents may agree) March 12, 1997 (or such later date);

       "Disbursement" shall have the meaning ascribed to such term in Clause
       2.01 hereof;

       "Dollars" and "US$" mean the lawful currency for the time being of the United States of America;

       "ECGD" means the Export Credits Guarantee Department of the United
       Kingdom;

       "ECGD Facility Agent" means ABN AMRO BANK, N.V., London Branch, in its capacity as facility agent under the ECGD Loan Agreement for and on behalf of the ECGD Lenders;

       "ECGD Lenders" has the meaning ascribed to the term "Lenders" in the ECGD Loan Agreement;

       "ECGD Loan" means the principal amount for the time being outstanding under the ECGD Loan Agreement;

       "ECGD Loan Agreement" means the loan agreement entered into or, as the context may require, to be entered into between the Borrower, the ECGD Facility Agent, the financial institutions named therein as lenders and ECGD;

       "Event of Default" means any event specified as such in Clause 13;

       "EXIM Eligible Amount" means, with respect to each Airframe, the amount of the purchase price of such Airframe and related fees and expenses which have been approved by EXIM to be eligible for EXIM support and which amount shall not exceed the sum of (i) 85% of the EXIM-approved cost for the Airframe, (ii) 100% of the Exposure Fee payable by the Borrower to EXIM pursuant to the terms of the Reimbursement and Indemnity Agreement, and (iii) 85% of the cost of Approved Services payable by the Borrower in respect of such Airframe;

       "EXIM Guarantee" means, the Guarantee Agreement dated as of the first Borrowing Date hereunder between the Facility Agent, the Lenders and EXIM;

       "Exposure Fee" shall have the meaning ascribed to such term in the Reimbursement and Indemnity Agreement;

       "Facility" means the loan facility to be made available to the Borrower under Clause 2 of this Agreement;

       "Facility Agent" means (i) on or prior to the Conversion Date, ABN AMRO BANK, N.V., Chicago Branch of 135 South LaSalle Street, Chicago, Illinois, in its capacity as facility agent for the Lenders hereunder or any successor thereto in accordance with the terms of this Agreement and
       (ii) thereafter, the Trustee;

       "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the average rate quoted to the Facility Agent on such day for the purchase by the Facility Agent of federal funds;

       "Final Maturity Date" means August 15, 2008 or, if such date is not a Banking Day, the first preceding Banking Day;

       "Financed Aircraft" means, with respect to a Disbursement, the Aircraft for which the proceeds of such Disbursement will be used, in substantial part, in connection with the acquisition of, or the refinancing of indebtedness incurred to acquire, such Aircraft;

       "Fixed Rate" means the fixed rate of interest determined in accordance with the pricing procedure described in Appendix 7 and specified in the Notice of Conversion (or, after the submission of the Notice of Conversion but prior to the Conversion Date, such other subsequent written agreement specifying the Fixed Rate to which the Borrower, the Facility Agent, EXIM and the Trustee are party) as applicable to the Loan (and evidenced by the Fixed Rate Notes) for each Interest Period commencing on and after the Conversion Date;

       "Fixed Rate Note" or "Fixed Rate Notes" means either or both, as the context may require, of the promissory notes issued by the Borrower on the Conversion Date which collectively evidence the Loan at such time as interest thereon accrues at the Fixed Rate and which are substantially in the form of Part 2 of Appendix 3 hereto;

       "Fixed Rate Payment Date" means (i) each Semi-annual Date occurring after the Conversion Date and (ii) the Final Maturity Date, provided, if any Fixed Rate Payment Date would otherwise be a day that is not a Banking Day, such Fixed Rate Payment Date shall be the first preceding Banking Day. For purposes of this definition, "Semi-annual Date" shall mean each
                                               ----------------
       February 15 and August 15 of each year commencing February 15, 1997;

       "Floating Rate" means, with respect to an Interest Period while the Loan bears interest at the Floating Rate, the aggregate rate per annum equal to LIBOR plus the Applicable Margin on the date of determination,
                ----
       provided however if such Interest Period has a duration of one (1) day or one (1) week pursuant to Clause 2.04 or 4.05, the Floating Rate for each day during such period shall be the Federal Funds Rate plus the Applicable Margin;

       "Floating Rate Note" or "Floating Rate Notes" means either or both, as the context may require, of the promissory notes issued by the Borrower which collectively evidence the Loan at such time as interest thereon accrues at the Floating Rate and which are substantially in the form of the Part 1 of Appendix 3 hereto;

       "Floating Rate Payment Date" means (i) each Semi-annual Date occurring during the term of this Agreement and (ii) the Final Maturity Date, provided, (x) if any Floating Rate Payment Date would otherwise be a day that is not a Banking Day, such Floating Rate Payment Date shall be the first preceding Banking Day and (y) if the Conversion shall have occurred, the Conversion Date shall be the final Floating Rate Payment Date. For purposes of this definition "Semi-annual Date" shall mean each
                                               ----------------
       February 15 and August 15 of each year commencing February 15, 1997;

       "Guaranteed Amount" shall have the meaning ascribed to such term in the EXIM Guarantee;

       "Guaranteed Interest Rate" shall have the meaning ascribed to such term in the EXIM Guarantee;

       "ICBC" means The Industrial & Commercial Bank of China, acting through its head-office at 15 Cuwei Road, Haidian District, Beijing, People's Republic of China;

       "ICBC/EXIM Guarantee" means that certain contract of guaranty dated as of the date thereof between ICBC and EXIM relating to EXIM Credit Number AP070425 and the Aircraft, as the same may be modified, amended or supplemented from time to time in accordance with the provisions thereof;

       "Insurance Proceeds" means any and all amounts payable in consequence of a claim under any of the Insurances in respect of a Total Loss;

       "Insurances" means, in respect of an Aircraft, any and all contracts or policies of insurance required to be maintained and effected in respect of such Aircraft under the relevant Lease;

       "Interest Period" means:

       (i) with respect to each Disbursement while bearing interest at the Floating Rate, the period commencing on and including the date on which the proceeds of such Disbursement are made available to the Borrower to, but excluding the day which is one (1) day, one (1) week, or one (1), three (3) or six (6) months from such date, in any case, as determined in accordance with Clause 2.04; and thereafter each successive period commencing on and including the last day of the next preceding Interest Period to, but excluding, the day which is one (1) day, one (1) week, or one (1), three (3) or six (6) months from such date, in any case, as determined in accordance with Clause 2.04 provided that, subject to the proviso hereto, any Interest Period in respect of any such Disbursement beginning after the Determination Date shall have a duration of six (6) months; and

       (ii) with respect to each Disbursement while bearing interest at the Fixed Rate, the period commencing on, and including, the Conversion Date to, but excluding, the first Fixed Rate Payment Date thereafter; and thereafter each successive period commencing on and including the last day of the next preceding Interest Period to, but excluding, the next succeeding Fixed Rate Payment Date;

       provided however that notwithstanding anything in this Agreement to the contrary, (x) an Interest Period that would otherwise extend beyond a Payment Date shall end on such Payment Date, (y) the final Interest Period shall end on the Final Maturity Date and (z) if the last day of an Interest Period would otherwise be a day that is not a Banking Day, such last day shall be the next succeeding Banking Day unless, in the case of an Interest Period of 1, 3 or 6 months when a Disbursement bears interest at the Floating Rate, such next succeeding Banking Day falls in the next calendar month in which case the last day of the relevant Interest Period shall be the next preceding Banking Day;

       "Lease" means, with respect to each Aircraft, the aircraft lease agreement in such form as may reasonably be acceptable to EXIM and the Facility Agent entered into or, as the context may require, to be entered into between (1) the Borrower and (2) the Lessee under which the Borrower, as lessor, agrees to lease such Aircraft to the Lessee, as lessee, and "Leases" shall mean, collectively, all of such Leases;

       "Lending Office" means, in relation to a Lender, the office identified below its name in Schedule 1 or such other office which becomes its lending office in accordance with the terms hereof;

       "Lessee" means China Yunnan Airlines, a legal entity organized under applicable laws and decrees of the People's Republic of China having its principal office at Wu Jia Ba Airport, Kunming, Yunnan, People's Republic of China;

       "Lessor Parent" means Trident Trust Company (Cayman) Limited, a company incorporated and organized under applicable law of Cayman Islands whose registered office is at P.O. Box 847, George Town, Grand Cayman, Cayman Islands, British West Indies;

       "LIBOR" means, with respect to any Interest Period for which the same is to be calculated, the rate per annum (expressed as a decimal) for deposits in U.S. Dollars for a period equal or comparable to such Interest Period which appears on the Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying London interbank offered rates for U.S. Dollar deposits), at approximately 11:00 A.M. London time on the day which is two (2) Banking Days (or such shorter period as may be agreed by the Facility Agent and the Borrower) prior to the first day of such Interest Period provided, that if for any such Interest Period or comparable period no such rate appears on the Telerate Page 3750 (or replacement page), LIBOR in respect of such Interest Period shall be the rate per annum quoted by the Reference Bank at approximately 11:00 A.M. London time (or as soon thereafter as practicable) on the day which is two (2) Banking Days (or such shorter period as may be agreed by the Facility Agent and the Borrower) prior to the first day of such Interest Period for the offering by the Reference Bank to leading banks in the London interbank market of U.S. Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the amount for which LIBOR is to be calculated;

       "Liquidity Agreement" means, in connection with the Securitization, if any, the irrevocable revolving liquidity agreement entered into by the Liquidity Provider, as such agreement may be amended, modified or supplemented from time to time hereafter with the consent of EXIM and in accordance with the terms thereof;

       "Liquidity Provider" means, ABN AMRO BANK N.V., Seattle Branch, or any successor thereunder under the Liquidity Agreement;

       "Loan" or "Loans" has the meaning ascribed to such term in Clause 2.01 hereof;

       "Losses" means any losses, costs, charges, expenses, interest, fees (including, without limitation, reasonable legal fees), payments, demands, liabilities, claims, actions, proceedings, penalties, damages, adverse judgements, orders or other sanctions, but excludes Taxes;

       "Majority Lenders" means, on any day, (a) if the Loan is not outstanding on such day, a group of Lenders whose Commitments on such day amount or aggregate to more than sixty seven per cent (67%) of the Aggregate Commitment on such day; and (b) if the Loan is outstanding on such day, a group of Lenders to which an aggregate of more than sixty seven per cent (67%) of the Loan then outstanding is (or, immediately prior to its repayment, was then) owed;

       "Make-Whole Amount" means, with respect to a Fixed Rate Note the principal of which is being prepaid pursuant to Clause 6.04 hereof, an amount (if greater than zero) equal to (a) the discounted cash flow of the remaining installments of principal and interest payable in respect of such Fixed Rate Note as determined on the date of the payment required or permitted to be made by the Borrower in respect thereof minus (b) the outstanding principal of such Fixed Rate Note on the date of such payment in each case without giving effect to the prepayment. In determining the discounted cash flow, the discount rate to be applied shall be the U.S. Treasury Rate for maturities similar to the weighted average term on the installments of such Fixed Rate Note to be paid. For purposes of this definition, "U.S. Treasury Rate" shall mean that rate which, for the day which is five (5) Banking Days prior to the date of prepayment of a Fixed Rate Note, is specified in the Federal Reserve Statistical Release, H.15
       (519) Selected Interest Rates for the category entitled "Treasury Bills, Secondary Market" or, if not included in such category, the category entitled "Treasury Constant Maturities" having maturities as close as practicable to the then weighted average life to final maturity of the Fixed Rate Note or Fixed Rate Notes the principal of which is being prepaid;

       "Mortgage" means, in respect of each Aircraft, the deed of mortgage relating to, inter alia, the mortgage of such Aircraft entered into, or as the context may require, to be entered into between the Borrower and the Security Trustee;

       "New York Banking Day" means any day (other than a Saturday or Sunday) on which commercial banks in New York, New York are open for the conduct of a commercial lending business;

       "Note" means, on any day, any Fixed Rate Note or Floating Rate Note outstanding on such day and "Notes" means collectively all of the Fixed Rate Notes or Floating Rate Notes, as applicable, outstanding on such day;

       "Notice of Conversion" shall have the meaning set forth in Clause 4.01;

       "Notice of Drawing" means a notice in the form, or substantially in the form, set out in Appendix 1;

       "Operative Documents" means this Agreement, each Note, each Lease, the Reimbursement and Indemnity Agreement and the Security Documents;

       "Payment Date" means prior to or on the Conversion Date, each Floating Rate Payment Date and, thereafter, each Fixed Rate Payment Date;

       "Pro-Rata Share" has the meaning ascribed to such term in Clause 2.01 hereof;

       "Proceeds Agreement" means the proceeds agreement entered into or, as the context may require, to be entered into between the Borrower, the Lessee, EXIM, ECGD, the Facility Agent, the Lenders, the ECGD Facility Agent, the ECGD Lenders the Commercial Facility Agent, the Commercial Lenders and the Security Trustee;

       "Purchase Agreement Assignment" means with respect to each Aircraft, the purchase agreement assignment by and among China Aviation Supplies Corporation, as assignor, the Borrower, as assignee, and the Lessee, as lessee, pursuant to which the Borrower has acquired certain rights under the Aircraft Purchase Agreement in respect of such Aircraft;

       "Reference Bank" means ABN AMRO BANK, N.V., Chicago branch, or such other financial institution, acceptable to EXIM, as may be selected from time to time by the Facility Agent;

       "Reimbursement and Indemnity Agreement" means the Reimbursement and Indemnity Agreement dated as of the date of the initial Disbursement hereunder among EXIM, the Borrower and the Lessee;

       "Relevant Fraction" means, as of any date of determination and in respect of an Aircraft, that portion of the principal amount of the Loan outstanding on such date determined by the Facility Agent, the Borrower and EXIM to be attributable to the EXIM-approved cost of the Aircraft included in the outstanding principal amount of the Disbursement made in respect of such Aircraft and, without duplication, a pro-rata portion of the aggregate Exposure Fee and aggregate Approved Services included in the outstanding principal amount of all Disbursements made hereunder on or prior to such date;

       "Rolls Royce Warranties Agreement" means the agreement to be entered into in respect of the Aircraft by the Lessee, China Aviation Supplies Corporation, the Borrower, the Security Trustee and Rolls Royce Commercial Aero Engines Limited, as agent for and on behalf of the Engine Manufacturer;

       "Secured Property" means the property and/or assets subject to the Security Interests created pursuant to the Security Documents;

       "Securitization" means a securitization of the Fixed Rate Notes pursuant to which the same may be assigned to the Trustee;

       "Securitization Documents" means any trust indenture, certificate, underwriting agreement or other instrument, document or agreement relating to the Securitization including, without limitation, the Underwriting Agreement, the Liquidity Agreement and the Trust Agreement.

       "Security Assignment" means the deed of security assignment relating to, inter alia, the assignment of the Lease, ICBC Guarantees and Insurances entered into among the Borrower, the Lessee and the Security Trustee;

       "Security Documents" means each Mortgage, the Share Mortgage, each Security Assignment, the Proceeds Agreement, the Boeing Warranties Agreement, the Rolls-Royce Warranties Agreement and the Co-ordination Agreement;

       "Security Interest" means (a) any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest, in each case of any kind and howsoever arising (including, without limitation, pursuant to applicable law), (b) any other preferential arrangement resulting in a secured transaction or having the same economic or legal effect as any of the foregoing, (c) any agreement to give any of the foregoing, or (d) any arrangement to prefer one creditor over another creditor;

       "Taxes" means any and all present and future gross or net income, receipts, franchise, business, transfer, capital, property, excise or stamp taxes, levies, withholdings, assessments, imposts, duties, fees or charges of whatever nature, including, without limitation, any documentation, registration, landing, sales, use, value added or similar tax imposed by any government agency or taxing authority of any jurisdiction or any political subdivision thereof together with any penalties, fines or interest thereon, and "Taxation" shall be construed accordingly;

       "Transfer Agreement" means the transfer agreement executed or to be executed by the Lenders, the Borrower and the Trustee substantially in the form of Appendix 4 hereto, in connection with a transfer to the Trustee of the Loan in connection with a Securitization;

       "Trust" means the trust to be established in connection with the Securitization by the Trustee pursuant to the Trust Agreement;

       "Trust Agreement" means the Declaration of Trust to be entered by the Trustee establishing the Trust;

       "Trustee" means LaSalle National Bank or such other financial institution reasonably acceptable to the Borrower and EXIM which acts as the trustee of the

       Trust under the Trust Agreement and any successor thereto in accordance with the terms of the Trust Agreement;

       "Underwriter" means ABN AMRO BANK N.V. or any of its affiliates;

       "Underwriting Agreement" means the underwriting agreement to be entered into in respect of the Trust;

       "U.S. Trade" means U.S. Trade Funding Corporation, a Delaware corporation.

1.02   Construction.  In this Agreement, unless otherwise defined herein or
       ------------
       unless the context requires otherwise, terms and expressions defined in a Lease have the same meanings when used in this Agreement, a reference to the singular shall include the plural and vice versa and any reference to:

       an "authorization" includes any approvals, consents, licenses, permits, franchises, permissions, registrations, resolutions, directions, declarations and exemptions;

       "indebtedness" includes any obligation of any person for the payment or repayment of money, whether present or future, actual or contingent including, but not limited to, any such obligation:

       (a) under or in respect of any acceptance, bill, bond, debenture, note or similar instrument;

       (b) under or in respect of any guarantee, indemnity, counter-security or other assurance against financial loss;

       (c) in respect of the purchase, hire or lease (financial or otherwise) of any asset or service; or

       (d) in respect of any indebtedness of any other person whether or not secured by or benefiting from a Security Interest on any property or asset of such person;

       "law" and/or "regulation" includes any constitutional provisions, treaties, conventions, statutes, acts, laws, decrees, ordinances, subsidiary and subordinate legislation, orders, rules and regulations having the force of law and rules of civil and common law and equity;

       an "order" includes any judgment, injunction, decree, determination or award of any court, arbitration or administrative tribunal;

       a "person" includes any individual, company, body corporate or unincorporate or other juridical person, partnership, association, firm, joint venture or trust or any federation, state or subdivision thereof or any government or agency of any thereof;

       "applicable law" includes, without limitation (i) applicable laws, statutes, decrees, acts, codes, legislation, treaties and similar instruments and, in respect of any of the foregoing, any instrument passed in substitution therefor or for the purposes of consolidation thereof with any other instrument or instruments, (ii) final judgments, orders, determinations or awards of any court from which there is no right of appeal or if there is a right of appeal such appeal is not prosecuted within the allowable time, and (iii) rules, regulations, permits, authorizations, approvals, certificates and consents of, registrations and filings with and exemptions by any person;

       "government agency" includes any federal government or government of a state or subdivision thereof and any ministry, department, authority, official, commission, bureau or other agency of any such government or subdivision; and

       "hereof", "herein" and "hereunder" and other words of similar import mean this Agreement as a whole and not any particular part hereof.

1.03   Successors, Transferees and Assigns.  The expressions "Borrower",
       -----------------------------------
       "Lenders", "Facility Agent", "Lessee", "Security Trustee", "Lessor Parent", "Trustee", "ECGD Lenders", "ECGD Facility Agent", "Commercial Lenders", "ECGD", "ICBC", "Commercial Facility Agent" and "EXIM" shall where the context permits include their respective successors, transferees and permitted assigns and any persons deriving title under them. All references herein to "EXIM" shall be construed, where the context permits, so as to include a reference to EXIM as an assignee or transferee of the Lenders as a result of any assignment or transfer by the Lenders to EXIM pursuant to the EXIM Guarantee.

1.04   Miscellaneous.  In this Agreement, unless the context requires otherwise,
       -------------
       references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; references to this Agreement or any Operative Document shall be construed as references to such document as the same may be amended, modified, varied, novated or supplemented from time to time; unless otherwise stated, references to Clauses, Schedules and Appendices are to clauses of and schedules and appendices to this Agreement. Unless the context otherwise requires all references to this Agreement and/or the "Loan Agreement" in any other Operative Document shall be construed so as to include the Notes. Clause headings are inserted for reference only and shall be ignored in construing this Agreement.

2.     THE FACILITY
       ------------

2.01   Disbursements.  Subject to the terms and conditions set forth in this
       -------------
       Guaranteed Loan Agreement, each Lender hereby severally and not jointly agrees, from time to time during the Availability Period, to make one or more disbursements (all such disbursements made on a single Borrowing Date in respect of an Aircraft being a "Disbursement" and, as of any date, the then aggregate outstanding principal amount of all Disbursements made on or prior to such date, as evidenced, prior to the Conversion Date, by the Floating Rate Notes, and thereafter, by the Fixed Rate Notes, being herein referred to as the "Loan"), in Dollars, to the Borrower on each Borrowing Date in an amount in respect of each Disbursement which equals the same proportion of such Disbursement as its Commitment on such Borrowing Date bears to the Aggregate Commitments on such Borrowing Date (such Lender's "Pro-Rata Share") provided, however,
                                                            --------  -------
       that (i) a Lender's Pro-Rata Share of the principal amount of a Disbursement shall not exceed the Available Commitment of the Lender,
       (ii) the aggregate principal amount of a Disbursement shall not exceed the EXIM Eligible Amount in respect of the relevant Financed Aircraft except that the aggregate principal amount of a Disbursement may also include up to 85% of the aggregate cost of Approved Services payable by the Borrower in respect of another Aircraft and not included in another Disbursement or otherwise previously financed hereunder and (iii) after giving effect to such Disbursement, the aggregate principal amount of the Loan shall not exceed the Aggregate Commitment.

2.02   Several Commitments.  Each Disbursement under this Guaranteed Loan
       -------------------
       Agreement shall be made by the Lenders simultaneously and proportionately to their respective Pro-Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Disbursement hereunder and that the Commitment of any Lender shall not be increased or decreased without the prior written consent of such Lender as a result of the failure by any other Lender to perform its obligation to make a Loan. The failure of any Lender to make available to the Facility Agent its Pro-Rata Share of any Disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Facility Agent such other Lender's Pro-Rata Share of such Disbursement on the date such funds are to be made available pursuant to the terms of this Guaranteed Loan Agreement.

2.03   Purpose.  The proceeds of the Facility shall be used towards financing
       -------
       the acquisition of, or refinancing indebtedness, if any, incurred to acquire, the Aircraft and the payment of certain fees and expenses relating thereto or in such other manner as the Facility Agent and EXIM may approve, but failure of the Borrower to comply with this Clause 2.03 shall not prejudice the rights of the Facility Agent and/or Lenders or EXIM under this Agreement or any other Operative Documents. None of the Facility Agent, EXIM or any Lender shall have any responsibility to see to the application of the proceeds by the Borrower.

2.04   Availability.  Subject to the conditions set forth in Clauses 3.01 and
       ------------
       3.02 hereof, the Borrower may request one or more Disbursements on any Banking Day during the Availability Period by delivering to the Facility Agent and EXIM a Notice of Drawing no later than 12:00 noon (New York City time) at least three (3) Banking Days (or such shorter period to which the Facility Agent and EXIM may agree) in advance of the proposed Borrowing Date. The Notice of Drawing shall specify (a) the Borrowing Date (which shall be a Banking Day) in respect of the Disbursement or Disbursements, as relevant, (b) subject to Clause 2.01, the amount of the proposed Disbursement or Disbursements, as relevant and (c) if such Disbursement initially will bear interest at the Floating Rate, the duration of the initial Interest Period in respect of such Disbursement which duration shall be a period of one (1) day, one (1) week or one (1), three (3) or six (6) months in any case as may be agreed by the Facility Agent and the Borrower, provided, however, if the Facility Agent and the Borrower cannot agree on the duration of an Interest Period, the duration shall be one (1) month. At least three (3) Banking Days (or such shorter period to which the Facility Agent may agree) prior to the end of each Interest Period, the Borrower shall notify the Lender of the duration which it has selected for the next succeeding Interest Period. Subject to the provisions of the definition of "Interest Period," such duration shall be one (1) day, one (1) week or one (1), three (3) or six (6) months as may be agreed between the Facility Agent and the Borrower, provided, however, if the Facility Agent and the Borrower cannot agree on the duration of an Interest Period, the duration shall be one (1) month. In the event that the Borrower fails to select the duration of an Interest Period in accordance with the provisions of this Clause 2.03, the Borrower shall be deemed to have selected an Interest Period with a duration of one (1) month unless the existing Interest Period has a duration of one (1) week or one (1) day in which case the Borrower shall be deemed to have selected an Interest Period with a duration of one (1) day.

2.05   Notification.  The Facility Agent shall promptly notify the Lenders of
       ------------
       the Notice of Drawing whereupon each Lender shall, subject to the provisions of this Agreement, make available to the Borrower on the relevant Borrowing Date its Pro-Rata Share of the Disbursement ascertained in accordance with Clause 2.01, in the manner specified in Clause 10.01.

2.06   Notice of Drawing Irrevocable.  The Notice of Drawing once given shall be
       -----------------------------
       irrevocable and the Borrower shall be bound to borrow the Disbursement in accordance therewith, except as otherwise provided in this Agreement. Subject to any agreement to the contrary, if for any reason (other than a default by the Facility Agent or any Lender) a Disbursement is not made on the Borrowing Date specified in the relevant Notice of Drawing, the Borrower shall on demand pay to the Facility Agent for the account of each Lender such amount (if any) as such Lender may certify to be necessary to compensate it for any Losses (but not to include loss of the Applicable Margin) in liquidating, placing or redeploying funds arranged for the purpose of the Disbursement or otherwise as a consequence of the Disbursement not having been made on the Borrowing Date specified in the relevant Notice of Drawing provided however that if (A) the Borrower has notified the Facility Agent that a Disbursement cannot be made on the Borrowing Date specified in the relevant Notice of Drawing because the conditions precedent in Clause 3 cannot be satisfied as a result of the failure of the Manufacturer to obtain an FAA Certificate of Airworthiness for the relevant Aircraft or due to such Aircraft failing to be technically acceptable to the Borrower (in the exercise of its reasonable discretion); and (B) the Facility Agent and the Borrower reasonably expect that such certificate will be obtained or that such Aircraft will be technically acceptable to the Borrower within seven (7) Banking Days, then, notwithstanding any instructions to the contrary in the Notice of Borrowing, the proceeds of such Disbursement shall be disbursed to an account with the Facility Agent in the name of the Borrower. If such conditions precedent are subsequently satisfied and the EXIM Guarantee obtained within seven (7) Banking Days of the originally scheduled Borrowing Date, on such date, the funds held in the Borrower's account shall be disbursed in accordance with the instructions of the Borrower and the Disbursement shall be deemed to have been made on the originally scheduled Borrowing Date. If such conditions precedent cannot be satisfied or the EXIM Guarantee cannot be obtained within such seven (7) Banking Days period, then on the next Banking Day the Facility Agent shall apply all funds in the Borrower's account to prepay the relevant Disbursement, together with interest accrued thereon, and any losses, certified by each Lender, incurred as a result of such prepayment. To the extent such proceeds are not sufficient to pay such amounts in full, the Borrower shall, on demand, pay the Facility Agent for the account of the Lenders the amount of such deficiency. In either case, the Borrower will be credited, at the time of disbursement or application with interest on the amount held in the Borrower's account, at the available overnight interest rate, for the period from and including the date of deposit to but excluding the date of disbursement or application.

2.07   Cancellation.  Any part of any Commitment which is not drawn at the
       ------------
       expiry of the Availability Period shall automatically be cancelled.

2.08   Notes.
       -----

       (A) Simultaneously upon each Disbursement being made hereunder, the Borrower shall execute and deliver a Floating Rate Note (if such Disbursement occurs prior to the Conversion Date) or a Fixed Rate Note (if such Disbursement occurs on the Conversion Date) to the Facility Agent evidencing the principal amount of such Disbursement, in the form or substantially in the form set out in
              Part 1 of Appendix 3 or Part 2 of Appendix 3, respectively, and indicating the Aircraft to which such Note relates, provided that the schedule to such Note shall be in a form agreed by the Borrower, the Lessee, the Facility Agent and EXIM.

       (B) Each repayment and permitted prepayment by the Borrower made on account of principal of any Note shall be recorded (i) prior to the

              Conversion Date, by the Facility Agent and the relevant Lender on their respective books and by the Facility Agent on the schedule attached to such Note, and (ii) on and after the Conversion Date, by the Trustee on its books and on the schedule attached to such Note. Failure by the Facility Agent or the Trustee, as the case may be, to make correctly such notation shall not affect the obligations of the Borrower hereunder or under the Notes. Upon payment in full by the Borrower of all amounts owing under, or in respect of, any Note, such Note will be cancelled by the Facility Agent and returned to the Borrower through EXIM.

       (C) If any Note is mutilated, lost, stolen or destroyed, the Borrower shall issue a new Note of the same type, date, maturity and denomination as the Note so mutilated, lost, stolen or destroyed, provided, in the case of a mutilated Note such mutilated Note shall be delivered to the Borrower through EXIM and in the case of a lost, stolen or destroyed Note, there shall first be furnished to the Borrower and EXIM an instrument of indemnity and evidence of such loss, theft or destruction in each case reasonably satisfactory to the Borrower and EXIM.


3.     CONDITIONS PRECEDENT
       --------------------

3.01   Conditions to Initial Disbursement.  Except as otherwise provided herein,
       ----------------------------------
       the obligation of each Lender to advance its Pro-Rata Share of each Disbursement requested by the Borrower on the initial Borrowing Date to occur hereunder shall be subject to the receipt, on or prior to such Borrowing Date, by the Facility Agent and EXIM of the documents set out in Part I of Appendix 2 hereto.

3.02   Conditions to all Disbursements.  Except as otherwise provided herein,
       -------------------------------
       the obligation of each Lender to advance its Pro-Rata Share of any Disbursement shall be subject to the satisfaction, or waiver by EXIM and the Facility Agent, of each of the following conditions precedent:

       (i) the Facility Agent and EXIM shall have received a duly executed Notice of Drawing in accordance with the provisions of Section 2.04;

       (ii) each of the Facility Agent and EXIM shall have satisfied itself that all conditions precedent to the leasing of the Aircraft related to such Disbursement under the terms of the Lease applicable thereto have been, or will on the relevant Borrowing Date be, fulfilled, satisfied or waived to its satisfaction and each of the Facility Agent and EXIM shall have received such original or certified copies of each of the documents delivered to the Borrower by the Lessee or to the Lessee by the Borrower pursuant to Clause 4 of such Lease;

       (iii) the Borrower shall deliver to the Facility Agent and EXIM the documents specified in Part II of Appendix 2, on or before the relevant Borrowing Date;

       (iv) all of the representations and warranties of the Borrower contained in or repeated pursuant to Clause 11 (other than representations and warranties, if any, which expressly speak only as of a different day) shall be true and correct in all material respects on and as of the relevant Borrowing Date as though made on and as of such date both before and after taking into account the Disbursement to be made;

       (v) no Default or Event of Default shall have occurred and be continuing or would result from the making of the Disbursement; and

       (vi) all of the Operative Documents in respect of the Aircraft related to such Disbursement shall be in full force and effect on the relevant Borrowing Date.

       The submission of a Notice of Drawing shall be deemed to be a representation by the Borrower that all of the conditions set forth in sub-clauses (iv), (v) and (vi) above have been satisfied in respect of the related Disbursement.

3.03   Facility Agent's and EXIM's Approval.  All the documents and evidence
       ------------------------------------
       referred to in Clauses 3.01 and 3.02 shall be in form and substance satisfactory to the Facility Agent and EXIM. Copies required to be certified shall be certified in a manner satisfactory to the Facility Agent and EXIM by a director or responsible officer of the Borrower, the Lessee or other relevant parties concerned.


4.     CONVERSION TO FIXED RATE
       ------------------------

4.01 Provided that no Default or Event of Default has occurred and is continuing and subject to the conditions precedent set forth in Section 4(b) of the EXIM Guarantee and in Part III of Appendix 2 hereto having been fulfilled or waived on or prior to the Conversion Date, (i) upon receiving instructions from the Underwriter, the Borrower may, and if the Borrower shall have approved the Fixed Rate in accordance with the pricing procedure set forth in Appendix 6 or (ii) if the Conversion shall not have then occurred, on March 5, 1997 (or such later date as the Borrower and the Facility Agent may agree), the Borrower shall by notice delivered to EXIM and the Facility Agent at least five (5) New York Banking Days (or such shorter period as may be agreed by EXIM, the Lender and the Borrower) prior to the Conversion Date, specify that on the Conversion Date interest on the Loan shall be converted, in whole and not in part, from the Floating Rate to the Fixed Rate, provided, however, if the Conversion Date is not the last day of an Interest Period or if the Conversion does not occur on such date as a result of the relevant conditions herein not being satisfied or waived (except for those conditions set forth in Section 4(b) of the EXIM Guarantee which have not been fulfilled by the Lenders), the Borrower shall pay to the Lenders all amounts required to be paid in respect of the Loan pursuant to Clause 6.07(b) hereof. Notwithstanding the foregoing and anything herein or in any other Operative Document to the contrary, the Fixed Rate shall under no circumstances become applicable to the Loan (nor shall the Conversion occur) unless the conditions to the Conversion set forth herein have been satisfied (or waived in writing by EXIM, in the case of any condition set forth in Section 4(b) of the EXIM Guarantee, and by EXIM and the Facility Agent, in the case of Part III of Appendix 2). Absent the satisfaction (or waiver in accordance with the terms hereof) of such conditions, the Loan shall continue to bear interest at the Applicable Rate referred to in clause (i) of the definition thereof. Subject as herein provided, any such notice shall be substantially in the form of Appendix 5 hereto (hereinafter a "Notice of Conversion"), shall be irrevocable and binding
                       --------------------
       on each of the parties hereto, and shall specify the Fixed Rate. A Notice of Conversion shall be deemed effective upon its signature by the Borrower and the Underwriter and its receipt by EXIM and the Facility Agent. Upon receipt of a Notice of Conversion, the Facility Agent promptly shall notify the Lenders of the Conversion Date.

4.02 If a Notice of Conversion has been delivered by the Borrower as contemplated by Clause 4.01 then:

       (i) each of the Lenders shall and hereby agrees and undertakes that not later than 9:00 a.m. New York time on the Conversion Date it shall deliver to the Trustee a duly executed Transfer Agreement whereby, upon (a) the due execution thereof by the Trustee, the Facility Agent and the Borrower, and (b) satisfaction (or waiver) of all conditions precedent specified therein, such Lender shall, with effect from the Conversion Date, assign and transfer to the Trustee all of its rights, obligations and benefits hereunder and to and under the Floating Rate Notes with respect to its ratable share of the Disbursements and thereupon be released from all of its obligations hereunder and thereunder;

       (ii)   the Borrower shall and hereby agrees and undertakes that it shall
              (a) immediately upon receipt of the same, execute the Transfer Agreement, and (b) not later than 10:00 a.m. New York time on the Conversion Date deliver to the Trustee in Washington, D.C. (or such other location as may be agreed between the Borrower, EXIM and the Trustee) a Fixed Rate Note for each Aircraft in a principal amount equal to the Relevant Fraction for such Aircraft on the date of issuance of such Note, provided, however, that the aggregate principal amount of all Fixed Rate Notes so delivered on the Conversion Date shall equal the aggregate principal amount of the Loan outstanding on the Conversion Date (after giving effect to any principal payments in respect of the Loan made on the
              Conversion Date in accordance with the provisions hereof).   Each
              such Note (i) subject to the terms hereof, with effect from the

              Conversion Date shall bear interest at the Fixed Rate, (ii) shall be made payable to the order of the Trustee at the account and address specified by the Trustee, (iii) shall be dated the date of its issuance hereunder, (iv) shall be repayable as to principal in accordance with the provisions of Clause 6.01, and (v) shall indicate the Aircraft to which the Note relates;

       (iii) EXIM, upon (a) return of the Floating Rate Notes with the EXIM guarantee legend thereon or attached thereto, (b) receipt of the Transfer Agreement duly executed by the Trustee, the Lenders, the Facility Agent and the Borrower evidencing the Trustee's acceptance of the duties and obligations of the Facility Agent and the Lenders under the EXIM Guarantee, and (c) satisfaction of all relevant conditions precedent to the Conversion as specified in the EXIM Guarantee and on Part III of Appendix 2, shall and hereby agrees and undertakes that it shall on the Conversion Date endorse each Fixed Rate Note with EXIM's guarantee legend and return each Floating Rate Note to the Borrower for cancellation (after cancelling EXIM's guarantee legend thereon); and

       (iv) the Facility Agent shall and hereby agrees and undertakes that it shall (a) immediately upon receipt of the Transfer Agreement executed by each of the Lenders and the Borrower, execute the Transfer Agreement and deliver the Transfer Agreement to the Trustee for execution by the Trustee and (b) return to EXIM the Floating Rate Notes with the EXIM guarantee legend thereon or attached thereto.

4.03 Notwithstanding anything herein to the contrary, it is hereby agreed that, if on the Conversion Date the conditions set forth in Section 4 of the Transfer Agreement have been duly satisfied and provided EXIM shall have endorsed its guarantee legend on the Fixed Rate Notes, then, on and with effect from the Conversion Date (i) the Trustee shall succeed to all the rights, benefits and obligations expressed to be assigned and transferred to it pursuant to such Transfer Agreement, (ii) neither the Facility Agent nor the Lenders shall have any further rights or benefits hereunder with respect to the Loan or under such Notes and shall be released from all of their respective obligations hereunder and (iii) all references herein to the Facility Agent shall be deemed to be references to the Trustee.

4.04 Subject to Clauses 4.01 and 4.02 hereof, if a Notice of Conversion is issued but for any reason the Trustee fails by 3:00 p.m. New York time (or, such later time on which the Trustee and the Facility Agent may mutually agree) on the Conversion Date to pay the full amount payable by it to the Lenders pursuant to the Transfer Agreement, the Facility Agent shall advise the Borrower and EXIM and such Conversion shall not take effect on such Conversion Date but shall be postponed until the next Banking Day (such date or any subsequent day to which such Conversion is postponed pursuant to this Clause 4.04, a "Postponed Conversion Date")
                                                  -------------------------
       and the provisions of Clause 4.01 and 4.02 shall apply thereto as though the Postponed Conversion Date were the Conversion Date. If the

       Trustee fails to pay the full amount payable by it to the Lenders as aforesaid by 3:00 p.m. New York time (or such later time as the Trustee and the Facility Agent may mutually agree) on any Postponed Conversion Date, the Facility Agent shall advise the Borrower and EXIM thereof and such Conversion shall be further postponed until the next Banking Day (provided that such Conversion may not be postponed more than five times) and the provisions of Clauses 4.01 and 4.02 shall apply thereto as though the Postponed Conversion Date were the Conversion Date. If after five Postponed Dates (or such other number of Postponed Conversion Dates as the Borrower, EXIM and the Facility Agent may agree) such Conversion has not occurred, such Conversion shall not take effect and the provisions of Clause 4.06 shall apply as from the last Postponed Conversion Date.

4.05 With respect to the Conversion Date and any Postponed Conversion Date, if the provisions of Clause 4.04 apply, then each period between such Conversion Date and each day to which such Conversion is postponed shall be deemed to be an Interest Period and the rate of interest applicable to the Loan during such Interest Period shall be the sum of the Federal Funds Rate applicable to such Interest Period and the Applicable Margin.

4.06 With respect to the Conversion, if after five Postponed Conversion Dates (or such other number of Postponed Conversion Dates as the Borrower, EXIM and the Facility Agent may agree), the Conversion shall not have occurred, then:

       (i) the duration of the Interest Period starting on the last such Postponed Conversion Date shall end on the next Floating Rate Payment Date;

       (ii) the Floating Rate during such Interest Period shall be the rate per annum which is the sum of the Applicable Margin and the rate per annum determined by the Facility Agent to be the rate (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one percent (1/16%)) on the last day of such Interest Period to be equal to that which expresses as a percentage rate per annum the cost to the Lenders of funding from whatever sources each may select during such Interest Period; and

       (iii) the Interest Periods with respect to the Loan commencing on and after such Floating Rate Payment Date and the rate of interest applicable thereto shall be established in accordance with Clause
              5.02 hereof.

4.07 Upon any Conversion taking effect, interest shall accrue, and be payable, on the Loan at the Fixed Rate in accordance with Clause 5.02 hereof.

4.08 Each of the Facility Agent, the Lenders, EXIM and the Security Trustee hereby agree to execute such documents and to take such actions as the Borrower or the Underwriter may reasonably request in order to effect the Conversion. Without limiting the foregoing or any other provision of this Agreement, the Facility Agent and each Lender undertakes and agrees with the Borrower that on or prior to the Conversion Date (i) the Facility Agent and the Lenders will not agree to any amendment to the EXIM Guarantee without first obtaining the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, (ii) the Facility Agent and the Lenders will perform their respective obligations under the EXIM Guarantee, and (iii) the Facility Agent will deliver, or cause to be delivered, to EXIM, in connection with the Conversion and as a condition thereto, the Floating Rate Notes marked "cancelled".


5.     INTEREST
       --------

5.01   Interest.  The Borrower shall pay interest in respect of the Loan at the
       --------
       Applicable Rate for each day from, and including, the Borrowing Date to, but excluding, the date on which the Loan is repaid in full in accordance with the provisions of this Clause.

5.02   Rate and Calculation.  When evidenced by a Floating Rate Note, the Loan
       --------------------
       shall bear interest at the then applicable Floating Rate. When evidenced by a Fixed Rate Note, the Loan shall bear interest at the Fixed Rate. Interest shall accrue from day to day during each Interest Period, including the first day of such Interest Period but excluding the last, and (i) on or prior to the Conversion or if the Determination Date has occurred, shall be paid, in arrears, on the last day of each Interest Period (or, in the case of an Interest Period with a duration of less than one (1) month, such later date as the Facility Agent may agree) and
       (ii) after the Conversion, shall be paid in arrears on each Payment Date. The Floating Rate shall be calculated on the basis of a year of 360 days and actual days elapsed. The Fixed Rate shall be calculated on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each. Default interest shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed and shall otherwise be payable in accordance with Clause 14.


6.     REPAYMENT, PREPAYMENT AND CANCELLATION
       --------------------------------------

6.01   Repayment.  Subject to the provisions of this Agreement, the Borrower
       ---------
       shall repay the principal amount of each Note in installments on each Payment Date in the amounts set out therein provided, however, the principal payable on the Final Maturity Date for the Loan shall in all cases be in an amount equal to the entire principal amount of the Loan outstanding on such date, and such principal installment shall be paid together with all accrued and unpaid interest and all other amounts then owing hereunder in respect thereof. The parties hereto acknowledge and agree that, to the extent applicable, payment by the Liquidity Provider of any amount under the Liquidity Agreement shall in no event constitute (or be deemed to constitute) payment of any amounts under this Agreement (or cure (or be deemed to cure) any Event of Default which results from any failure to pay any amount under this Agreement).

6.02A  Prepayments.  (a)  The Borrower may prepay all or part of the Floating
       -----------
       Rate Notes relating to any Aircraft on the last day of any applicable Interest Period, provided that:

              (i) the Borrower shall have given to the Lender and EXIM not less than thirty (30) days' prior written notice specifying the amount and date of prepayment; and

              (ii) the amount of any partial prepayment shall be at least five million Dollars (US$5,000,000) in aggregate among such Notes;

       (b) the Borrower shall be required to prepay all or part of the Floating Rate Notes relating to any Aircraft, if on any date pursuant to clause 4.8 and clause 4.10 of the ECGD Loan Agreement, the Borrower:

              (i) prepays the whole of the ECGD Loan, then on such date the Borrower shall be obliged to prepay the entire outstanding principal amount of the Floating Rate Notes applicable to the Aircraft; or

              (ii) prepays part of the ECGD Loan, then on such date the Borrower shall be obliged to prepay the same proportion of the outstanding principal amount of the Floating Rate Notes applicable to the Aircraft as the principal amount of the relevant ECGD Loan which is prepaid bore to the principal amount of the relevant ECGD Loan immediately prior to such prepayment;

       (c) if the Borrower gives any notice to prepay the whole or part of the ECGD Loan pursuant to clause 4.8 or clause 4.10 of the ECGD Loan Agreement, the Borrower shall simultaneously with the giving thereof provide a copy to the Lender and EXIM provided that any failure or delay by the Borrower in providing such copy to the Lender or EXIM shall not prejudice the Borrower's obligations under Clause 6.02A(b)(i) and (ii);

       (d) all accrued interest on the Floating Rate Note(s) to be prepaid and all other sums then due and payable under this Agreement and any other Operative Document relating to the relevant Aircraft shall have been paid to the Lender and EXIM;

       (e) promptly following any prepayment contemplated by this Clause 6.02A the Lender and the Lessee shall prepare a substitute payment schedule (in respect of the payments of principal and interest payable by the Borrower hereunder after such prepayment has been made), which substitute payment schedule shall be subject to the prior approval of EXIM, and substitute Schedule 5 and Part 1 of
              Schedule 6 to the relevant Lease (in respect of payments of A Rent and A Termination Sum to be made by the Lessee under the relevant Lease after such prepayment has been made) which substitute schedules shall in the absence of manifest error be substituted for the then existing payment schedule and Schedule 5 and Part 1 of Schedule 6 to the relevant Lease and be binding on all parties hereto and on the Lessee. If any payment schedule is substituted for the then existing payment schedule then such substitute payment schedule shall become the payment schedule for all purposes of this Agreement and this Agreement shall be construed accordingly.

6.02B  Limited Prepayment Rights After Conversion Date.  The Borrower shall not
       -----------------------------------------------
       be entitled to prepay all or any part of a Fixed Rate Note except pursuant to Clause 6.03 or Clause 6.04.

6.03   Casualty.  If a Total Loss occurs in relation to any Aircraft (the "Lost
       --------
       Aircraft"), unless the Borrower shall have previously obtained EXIM's written consent to the purchase by the Borrower of a Qualified Replacement Aircraft (as hereinafter defined) and said aircraft shall become subject to the terms of the related Lease, then on the Total Loss Prepayment Date (as hereinafter defined) the Borrower shall prepay (i) if the Total Loss Payment Date occurs prior to the Conversion Date, the then outstanding principal amount of the Floating Rate Note or Floating Rate Notes issued in respect of such Lost Aircraft, and (ii) if the Total Loss Payment Date occurs on or after the Conversion Date, the then outstanding principal amount of the Fixed Rate Note or Fixed Rate Notes issued in respect of such Lost Aircraft (the amount to be prepaid in accordance with (i) or (ii) above, being the "Lost Aircraft Amount"), together, in either case, with accrued interest thereon to but excluding the date of payment and all other sums due and payable under this Agreement and the other Operative Documents relating to such Lost Aircraft Amount or the Lost Aircraft to the Facility Agent, in the case of (i) above, or to EXIM (or a paying agent designated by EXIM) (the "Total Loss Payment Agent")), in the case of (ii) above. Such amount shall fall due and be payable by the Borrower (regardless of whether any Insurance Proceeds in respect of such Total Loss are actually paid or received by any Person) on the date (the "Total Loss Prepayment Date"), which is the earlier of (i) the date on which the Insurance Proceeds in respect of such Lost Aircraft are received, (ii) the date on which Lessee is required, pursuant to Clause
       16.03 of the relevant Lease, to make payment for a Total Loss with respect to the Lost Aircraft and (iii) such earlier date as the Loan becomes payable pursuant to Clause 13.02.

       For the purposes of this Clause 6.03, a "Qualified Replacement Aircraft" shall mean an aircraft that (i) is either (a) a new aircraft of U.S. manufacture, or (b) a used aircraft of U.S. manufacture that has not previously been exported from the United States and, in either case, is eligible for EXIM financing, (ii) complies with the terms of Clause 12 of the Lease, (iii) is not subject to any Security Interest and (iv) is duly subjected to the Security Interest of the Mortgage related thereto.

6.04   Voluntary Termination of Lease.  If, at any time, the Lessee shall become
       ------------------------------
       entitled to terminate a Lease pursuant to Clause 3.02 (voluntary termination prior to or on the Conversion Date) or Clause 3.03 (voluntary termination after the Conversion Date) thereof with respect to the related Aircraft (for the purposes of this Clause 6.04, the "Terminated Aircraft"), then on the date on which the Lessee is required to pay the Termination Sum and any other amount in respect thereof, the Borrower shall prepay (a) if the termination occurs prior to the Conversion Date, the then outstanding principal amount of the Floating Rate Note or Floating Rate Notes issued in respect of the Terminated Aircraft, and (b) if the termination occurs on or after the Conversion Date, the then outstanding principal amount of the Fixed Rate Note or Fixed Rate Notes issued in respect of such Terminated Aircraft, together, in either case, with (i) accrued interest thereon, (ii) all other sums due and payable under this Agreement and any other Operative Document relating to such Terminated Aircraft and (iii) in the case of a prepayment resulting from a termination pursuant to Clause 3.03 of a Lease after the Conversion Date, the relevant Make-Whole Amount. After the Conversion Date, any payment under this Clause 6.04 shall be made to EXIM (or a paying agent designated by EXIM).

6.05   Assignment of Prepaid Fixed Rate Notes to EXIM.  Upon the occurrence of a
       ----------------------------------------------
       prepayment of a Fixed Rate Note described in Clauses 6.03 or 6.04, each Lender shall assign to EXIM pursuant to the EXIM Guarantee the applicable Fixed Rate Note and the related rights hereunder.

6.06   Provisions Applicable to Prepayments.  Any notice of prepayment given by
       ------------------------------------
       the Borrower under any provision of this Agreement shall be irrevocable and the Borrower shall be bound to make a prepayment in accordance therewith. The Borrower may not prepay the Loan or any part thereof except in accordance with the express terms of this Agreement. Amounts prepaid may not be reborrowed under this Agreement.

6.07   Other Amounts.  If the principal amount of a Floating Rate Note or any
       -------------
       part thereof is prepaid or repaid under any provision of this Agreement, the Borrower shall pay to the Facility Agent for the account of each Lender concerned:

       (a) at the time of prepayment, such Lender's proportion of interest in respect of such Floating Rate Note accrued to but excluding the date of prepayment and all other sums due and payable by the Borrower under this Agreement and the other Operative Documents to which it is a party for the account of such Lender; and

       (b) if the date of such repayment or prepayment is not a Payment Date or is not the last day of an Interest Period or is not made on any date specified in a notice of prepayment given by the Borrower or if the Borrower does not make a principal payment on the relevant Payment Date, in any case, such amount as such Lender may certify to be necessary to compensate it for any Losses incurred as a consequence of such repayment, prepayment or failure to pay including, without limitation, any Losses incurred in connection with liquidating, placing or redeploying deposits or funds (but excluding any loss of Applicable Margin) obtained to fund such Lender's participation in the Floating Rate Note.


7.     CHANGE OF LAW OR CIRCUMSTANCES
       ------------------------------

7.01   Unlawfulness (Lender).  If after the date hereof and prior to the end of
       ---------------------
       the Availability Period, any change in or introduction of any law, regulation or regulatory requirement or any request of any central bank, monetary, regulatory or other authority with which a Lender is bound to comply or any order of any court renders it unlawful for any Lender to give effect to or maintain its Available Commitment hereunder, such Lender shall, through the Facility Agent, deliver to the Borrower a notice (i) stating that a change or introduction or request referred to above has occurred and (ii) specifying in reasonable detail the nature of such change, introduction or request giving rise to the illegality. Upon delivery of such notice, such Lender's Available Commitment shall be reduced to zero provided always that, if requested by the Borrower, the Lenders, the Facility Agent and the Borrower shall negotiate in good faith with each other in accordance with Clause 7.03 with a view to restructuring the transactions contemplated by this Agreement on an alternative basis acceptable to the Lenders, the Facility Agent, EXIM and the Borrower which would avoid the relevant circumstances referred to above.

7.02   Increased Cost.  If a Lender or the Facility Agent determines that after
       --------------
       the date hereof and prior to the Conversion Date any change in any applicable law or regulation or any change in the interpretation or application thereof or compliance by such Lender or the Facility Agent with any applicable direction, request or requirement with which a Lender is bound to comply (whether or not having the force of law) of any central bank or competent governmental or other authority does or will subject the Lender or the Facility Agent to any increase in the cost to the Lender or the Facility Agent of agreeing to make or making, funding or maintaining its Available Commitment or any Disbursement bearing interest at the Floating Rate, such Lender shall promptly after first becoming aware thereof through the Facility Agent so notify the Borrower, and the Borrower shall from time to time upon demand pay to the Facility Agent for the account of such Lender or the Facility Agent, as the case may be, such additional amounts as shall be required to compensate the Lender or the Facility Agent for such increased costs. Notwithstanding anything to the contrary in this Agreement, no demand hereunder in respect of any increased cost shall be made, and the Borrower shall not be obligated to pay any amount in respect of an increased cost, after the 45th day following the earliest to occur of (i) the discovery of such increased cost, (ii) the Conversion Date and (iii) the payment in full of such Lender's Pro-Rata Share of the Loan and all interest accrued thereon. So long as no Event of Default has occurred and is continuing, the Borrower and the Facility Agent in consultation with such Lender shall discuss in good faith in accordance with Clause 7.03 whether any alternative arrangement may be made (at the Borrower's expense) to avoid, mitigate or limit the extent of such increased cost including, without limitation, the affected Lender or the Facility Agent transferring its rights and obligations hereunder, although the Lender will not be obligated to do so. So long as the circumstances giving rise to such increased cost continue, and the Conversion Date shall not have occurred prior to the date of prepayment hereinafter referred to, the Borrower may, after giving the Facility Agent not less than three (3) Banking Days' prior written notice, prepay all (but not less than all) of such Lender's Pro-Rata Share of the Loan together with accrued but unpaid interest thereon to the date of prepayment and any other amounts, including amounts for which the Borrower is liable pursuant to this Clause 7.02 or Clause 15.01, then due and payable by the Borrower to such Lender under any of the Operative Documents to which it is a party, and upon the giving of such notice such Lender's Commitment shall be cancelled. Notwithstanding the foregoing, in no event shall the Borrower be obligated to reimburse any Lender or the Facility Agent for any increased cost arising after the Conversion Date.

7.03   Consultation.  So long as no Event of Default has occurred and is
       ------------
       continuing, if, in respect of the Facility Agent, any Lender or the Borrower, as the case may be, circumstances arise which would or would upon the giving of notice result in:

       (a) an increase in the amount of any payment to be made to it or for its account pursuant to Clause 8.01;

       (b)    a claim for indemnification under Clause 8.01; or

       (c)    the cancellation of such Lender's Commitment pursuant to Clause
              7.01 or Clause 7.02 or claim for repayment pursuant to Clause
              7.02,

       then without prejudice to the provisions of Clauses 7.01, 7.02, or 8.01 or any of the obligations of the Borrower, the Facility Agent or the affected Lender under this Agreement or the rights of the Facility Agent or the Lenders under this Agreement, the Facility Agent or such Lender shall, promptly upon its Lending Office becoming aware of the same, or the Borrower shall promptly upon becoming aware of the same, notify the Facility Agent, whereupon the Facility Agent shall promptly notify the Borrower, as the case may require, and the Lessee thereof and, in consultation with the Facility Agent and the Borrower, the Lenders, the Facility Agent and the Borrower shall, for a period of up to sixty (60) days after the date on which the Borrower and the Lessee were notified as aforesaid, negotiate with each other and the Lessee in good faith with a view to restructuring arrangements (at the Borrower's expense) so that payments can be made hereunder or obligations maintained and performed in such manner, place, currency and other circumstances as shall be lawful or as shall not give rise to such increased payment, claim for such indemnity or occurrence and so as to achieve substantially the same result as would have been achieved had such claim, increased payment, reduction in Commitments and claim for repayment or occurrence not occurred and in any event shall consider requesting and permitting, but shall be under no obligation to procure, any affected Lender to transfer its rights and obligations hereunder.

7.04   Application.  Any repayment or prepayment of any part of the Loan by the
       -----------
       Borrower pursuant to Clauses 7.02 or 8.02 shall reduce rateably the remaining installments of principal of the Loan and the Schedules to the Notes shall be adjusted appropriately in the manner set forth in Section 6.02A(e).

8.     TAXES AND OTHER DEDUCTIONS
       --------------------------

8.01   Taxes.  All sums payable by the Borrower under this Agreement shall be
       -----
       paid in full without set-off or counterclaim or any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature now or hereafter imposed and the Borrower shall, upon the demand of the Facility Agent or EXIM, indemnify EXIM, the Facility Agent and the Lenders against any Taxes (other than Taxes on the overall net income of the Lenders or the Facility Agent, as the case may be, in the jurisdiction of its principal office or Lending Office, such Taxes being "Excluded Taxes") which may be imposed, levied, collected, assessed or otherwise claimed on, from or against the Lenders or EXIM or the Facility Agent in respect of any sum paid or payable by or on behalf of the Borrower under this Agreement and against all costs, losses, expenses and liabilities which may be incurred or suffered by the Lenders or EXIM or the Facility Agent as a result of any levy, collection, assessment, imposition or claim contemplated by this Clause 8.01. If the Borrower is required to make any deduction or withholding (on account of Tax or otherwise) from any payment for the account of any Lender, the Facility Agent or EXIM, the Borrower shall, together with such payment, pay such additional amount as will ensure that such Lender, EXIM or the Facility Agent receives (free and clear of any Tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Borrower shall promptly forward to the Facility Agent or EXIM, as appropriate, copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant Taxation or other authority. If any Lender or the Facility Agent shall receive any amount in respect of an Excluded Tax, such person hereby agrees promptly to refund such amount to the Borrower.

8.02   Mitigation.  Should the circumstances described in Clause 8.01 arise or
       ----------
       have arisen, so long as no Event of Default has occurred and is continuing, the Facility

       Agent, EXIM (if EXIM shall be so affected) and the Borrower shall discuss in accordance with Clause 7.03 arrangements satisfactory to each of the Facility Agent, the relevant Lender, EXIM (if EXIM shall be so affected) and the Borrower which would mitigate or limit the amount and extent of any such withholdings or deductions. Should the parties fail to make satisfactory arrangements to mitigate or limit the amount and extent of any such deductions or withholdings as aforesaid, the Borrower shall have the option at any time after such discussion period but prior to the Conversion Date to give notice to the Facility Agent to prepay such Lender's Pro-Rata Share the Loan whereupon the outstanding principal amount of the Loan together with all accrued but unpaid interest thereon calculated to the date of prepayment and any other amounts (including, without limitation, amounts due from the Borrower under this Clause 8.02 and Clause 15.01) payable by the Borrower hereunder and under any of the Operative Documents shall become due and payable on the date specified in the Borrower's notice of prepayment.

8.03   Transfers.  Without regard to any assignment to EXIM pursuant to the EXIM
       ---------
       Guarantee (it being agreed that the provisions of this Clause 8.03 and Clause 8.04 shall not apply to EXIM as a result of such an assignment), if a Lender lends through any office or offices other than the office specified in Schedule 1 or assigns or disposes of all or any part of its rights or benefits or transfers all or any part of its obligations under this Agreement and, solely as of the effective date and as a consequence of such change of office, assignment, disposal or transfer any additional costs would, but for this Clause 8.03 or Clause 20.04, be payable by the Borrower under any of Clause 7.02 or Clause 8.01, then the obligations of the Borrower under Clause 7.02 or Clause 8.01 to the Lender lending through its other office shall not, unless the Borrower and the Lessee have consented otherwise (it being understood that the Borrower's execution and delivery of a Fixed Rate Note shall constitute such a consent) or unless a transfer is made pursuant to Clause 8.02, exceed what its obligations would have been (calculated rateably in the case of a partial assignment or transfer) had no such change of office, assignment or disposal or transfer taken place.

8.04   Tax Credits.  If:
       -----------

       (i) the Facility Agent or any Lender in its sole opinion determines that it has obtained the benefit of, or without being in any way obliged so to do utilizes, any credit against tax or actually receives any repayment of tax, which credit or repayment is referable to any additional amount paid by the Borrower to or for the account of the Facility Agent or such Lender, as appropriate, pursuant to the provisions of Clause 8.01; and

       (ii) the Facility Agent or such Lender in its sole opinion determines that the aggregate of the net amount of the credit or repayment and the net amount received by the Facility Agent or such Lender, as appropriate, (in each case after deducting any applicable tax) exceeds the amount which would have been received by the Facility Agent or such Lender, as appropriate, if no such deduction or withholding had been made or been required to be made, then the Facility Agent or such Lender, as appropriate, shall, to the extent that it can do so without prejudice to the retention of the amount of such credit or repayment and provided that no Event of Default shall have occurred and be continuing and that the Facility Agent or such Lender, as appropriate, shall not thereby be in a less favorable position than it would have been in if the Borrower had not been compelled to pay any such additional amount pursuant to the provisions of Clause 8.01, pay to the Borrower such amount as the Facility Agent or such Lender, as appropriate, shall in its sole assessment have determined to be attributable to the relevant deduction, withholding or payment. Nothing herein contained shall interfere with the right of the Facility Agent or such Lender, as appropriate, to arrange its tax affairs in whatever manner it thinks fit and, in particular, neither the Facility Agent nor any Lender shall be under any obligation to claim credit, relief, remission or repayment from or against its corporate profits or similar tax liability in respect of the amount of such deduction, withholding or payment in priority to any other claims, reliefs, credits or deductions available to it. Nothing herein shall be construed to give the Borrower any right of access to, or inspection of, the books or tax returns of the Facility Agent or any Lender.


9.     FEES, EXPENSES AND OTHER INDEMNITIES
       ------------------------------------

9.01   Fees and Expenses.  The Borrower shall pay the Facility Agent, for itself
       -----------------
       and on behalf of the Lenders, such fees and expenses (including legal expenses) applicable to the Loan at the times and in the amounts as may be agreed in writing between the Facility Agent and the Borrower.

9.02   Enforcement Costs.  The Borrower shall from time to time forthwith on
       -----------------
       demand pay to or reimburse each of EXIM, the Facility Agent, the Lenders and the Security Trustee for all Losses (including legal and other fees on a full indemnity basis and all other out-of-pocket expenses) incurred by it in exercising or seeking to exercise any of its rights or powers under this Agreement or any other Operative Document or in suing for or seeking to recover any sums due under this Agreement or any Operative Document following the occurrence of any Default or Event of Default or otherwise preserving or enforcing its rights under this Agreement or any Security Document following the occurrence of any Default or Event of Default or in defending any claims brought against it in respect of this Agreement or in releasing or re-assigning any Security Document or in connection with any actual or proposed modification, amendment or waiver of any Operative Document requested by the Borrower or the Lessee.

9.03   Taxes.  The Borrower shall pay all Taxes which may be payable in the
       -----
       People's Republic of China, the States of Delaware or New York (U.S.A.), England or the

       Cayman Islands in respect of this Agreement or any other Operative Document and shall indemnify each of EXIM, the Facility Agent, the Lenders and the Security Trustee for, from and against all Losses which may result from any default in paying such Taxes.

9.04   Operational Indemnities.  The Borrower agrees to indemnify each of the
       -----------------------
       Security Trustee (in its individual capacity and as trustee), the Facility Agent, the Lenders and EXIM (each an "Indemnified Person") and each of their respective officers, directors, employees, servants and agents on the same terms as the Lessee undertakes to indemnify the Borrower in Clause 8.03, 8.08, 9.03, 9.04 and 15.03(g) of the Lease and subject to the provisions of Clauses 8.04 and 8.05 of the Lease except that all references therein regarding any such indemnity to "Lessee" shall be to "Borrower" and all references therein regarding any such indemnity to "Lessor" shall be to each "Indemnified Person", provided, however, that any Operational Taxes (as such term is defined in the Lease) which the Borrower may be required to indemnify any Indemnified Person (other than EXIM) for under this Agreement shall exclude any Income Taxes (as such term is defined in the Lease) imposed by any taxing authority of (i) the jurisdiction in which the Indemnified Person is organized, (ii) the jurisdiction in which the lending office, if any, of the Indemnified Person is located or (iii) any other jurisdiction through which the Indemnified Person acts for purposes of this Agreement (each an "Indemnitee Jurisdiction") and shall also exclude any other Taxes except to the extent such Taxes arise as a result of or in connection with this Agreement or the transactions contemplated hereby.

9.05   Certain Taxes.  The Borrower shall pay or procure the payment of and hold
       -------------
       harmless each of the Indemnified Persons for, from and against all Taxes (other than (excluding as to EXIM) net income taxes) which are legally payable in respect of the Secured Property and/or any part thereof and shall forthwith pay and discharge or procure the payment and discharge of, all debts, damages, liabilities which may give rise to any Security Interest on or claim against the Secured Property.


10.    PAYMENTS AND EVIDENCE OF DEBT
       -----------------------------

10.01  Loan.  Amounts to be advanced by the Lenders to the Borrower under this
       ----
       Agreement shall be made available to the Facility Agent not later than 11:00 a.m. (New York time) on the relevant Borrowing Date by remittance in Dollars to the account of the Facility Agent with ABN AMRO BANK N.V., New York, New York, ABA No. 026009580, Account No. 6510010111-42 (or such other account or bank as the Facility Agent may have specified in writing for that purpose). On the relevant Drawdown Date, the Facility Agent shall make available to the Borrower the amounts received by it by payment to such account or accounts as the Borrower shall have previously agreed with the Facility Agent as specified in the relevant Notice of Drawing or another writing. The Borrower shall be deemed to have borrowed the relevant amount when such payment is made by the Facility Agent.

10.02  Payments by Borrower.  All payments by the Borrower under this Agreement
       --------------------
       shall be made in Dollars in immediately available funds (or in such other funds as may then be customary for the settlement in Dollars of transactions of this nature). All payments by the Borrower under this Agreement on or prior to the Conversion shall be made no later than 11:00 a.m. (New York time) on the relevant due date to the account of the Facility Agent with ABN AMRO Bank N.V., New York, New York, ABA No. 026009580, Account No. 6510010111-42 (or such other account or bank as the Facility Agent may have specified in writing for this purpose by not less than five (5) Banking Days' notice). All payments by the Borrower under this Agreement after the Conversion Date shall be made no later than 11:00 a.m. (New York time) on the relevant due date to the account of the Facility Agent with LaSalle National Bank, Chicago, Illinois, Trust Acct. No. 677286809 (or such other account or bank as the Facility Agent may have specified in writing for this purpose by not less than five (5) Banking Days' notice). The Facility Agent shall give notice in writing to the Borrower, EXIM and the Lessee if any payment due from the Borrower hereunder is not received by the Facility Agent on the due date for payment thereof, provided that any failure of the Facility Agent to give, or delay by the Facility Agent in giving, such notice shall not prejudice the rights of the Facility Agent, the Security Trustee or EXIM under the Operative Documents. Notwithstanding the foregoing, any amount payable to EXIM shall be paid in accordance with Article III, paragraph E of the Reimbursement and Indemnity Agreement.

10.03  Allocation of Receipts.  Subject to the provisions of Clause 2 of the
       ----------------------
       Proceeds Agreement, if any amount received from the Borrower is less than the full amount due, such amount shall be allocated towards principal, interest and/or other sums owing hereunder in the following order:

       (a) First, in or towards payment of all interest (but not default interest or interest due on amounts payable hereunder other than principal) payable in respect of the Notes hereunder which is accrued, due and unpaid, pro rata to the Notes on the basis of the then outstanding principal amounts of such Notes;

       (b) Secondly, in or towards payment of all amounts of principal payable in respect of the Notes hereunder which is due and unpaid, pro rata to the Notes on the basis of the then outstanding principal amounts of such Notes;

       (c) Thirdly, on a pro rata basis, in or towards payment of all amounts of default interest, or interest due on amounts other than principal, payable hereunder which is accrued, due and unpaid; and

       (d) Fourthly, on a pro rata basis, in or towards payment of all other amounts payable hereunder which are due and unpaid, including, without limitation, any and all Losses payable under Clause 9.04.

10.04  Non-Receipt of Funds by the Facility Agent.  Unless the Facility Agent
       ------------------------------------------
       shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which the Payor is scheduled to make payment to the Facility Agent of (in the case of a Lender) the amount required to be paid pursuant to Clause 10.01 on such date or (in the case of the Borrower) an amount for the account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Facility Agent, the Facility Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Facility Agent, the recipient(s) of such payment shall, on demand, repay to the Facility Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Facility Agent until the date the Facility Agent recovers such amount at a rate per annum certified by the Facility Agent to be equal to the cost (expressed as a rate per annum) to the Facility Agent (as reasonably determined by the Facility Agent) of funding such amount of the Required Payment so made available and, if such recipient(s) shall fail promptly to make such payment, the Facility Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.

10.05  Banking Days.  If any payment (other than principal or interest accruing
       ------------
       in respect thereof pursuant to Clause 5.01) due under this Agreement would otherwise be due on a day which is not a Banking Day the due date for payment shall be the next succeeding Banking Day and the amount, if any, of interest thereon shall be adjusted accordingly.

10.06  Certificate Conclusive and Binding.  Where any provision of this
       ----------------------------------
       Agreement provides that a Lender, EXIM, the Facility Agent or the Security Trustee may certify or determine an amount or rate payable by the Borrower, a certificate by such Lender, EXIM, the Facility Agent or the Security Trustee as to such amount or rate and specifying in reasonable detail the basis of computation of the relevant amount, shall be conclusive and binding on the Borrower in the absence of manifest error.


11.    REPRESENTATIONS AND WARRANTIES
       ------------------------------

11.01 The Borrower represents and warrants to each of the Lenders, the Facility Agent and EXIM that:

       (a) the Borrower is validly existing as a legal entity under the laws of the Cayman Islands and has the power to carry on its business as it is now being conducted and to own its property and other assets;

       (b) the Borrower has the power to execute and deliver, and to perform its obligations under, this Agreement and the other Operative Documents to which the Borrower is or will become a party and all necessary action has been taken to authorize the execution, delivery and performance of this Agreement and the other Operative Documents to which the Borrower is or will become a party;

       (c) this Agreement and the Operative Documents to which it is or will become a party constitute or, as the case may be, will constitute legal, valid and binding obligations of the Borrower in each case enforceable against the Borrower in accordance with its respective terms subject to the qualifications that:

              (i) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization and other similar laws of general application relating to or affecting the rights of creditors generally;

              (ii)   enforcement may be limited by general principles of equity;

              (iii) claims may become barred under statutes of limitation or may be or become subject to defenses of set-off or counterclaim; and

              (iv) in the event of any proceedings being brought in the Cayman Islands' courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands' dollars, a Cayman Islands' court would give judgment expressed as an order to pay such currency or its Cayman Islands' dollar equivalent at the time of payment or enforcement of the judgment. With respect to winding up proceedings, Cayman Islands' law may require that all claims or debts are converted either into Cayman Islands' dollars or the Borrower's functional currency of account at the exchange rate ruling at the date of commencement of the winding up; currency indemnity provisions not having been tested in the courts of the Cayman Islands;

       (d) the execution and delivery of, and the performance of its obligations under, this Agreement and the Operative Documents to which it is or will become a party do not and will not (i) contravene any existing applicable law, enactment, rule or regulation or any judgment, decree, authorization, license or permit to which the Borrower or any of its properties is subject, (ii) upon discharge of the Bridge Financing Documents, conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument or document to which the Borrower is a party or is subject or by which its assets are bound, (iii) contravene or conflict with any provision of the Borrower's Memorandum of Association, or (iv) result in the creation or imposition of, or oblige the Borrower to create, any Security Interest on or over any of its undertakings, properties, assets, rights or revenues (other than pursuant to the Operative Documents);

       (e) every consent, authorization, license or approval of or registration with or declaration to a governmental or public body or authority or court required in the Cayman Islands or in New York by the Borrower to authorize or in connection with, the execution, delivery, legality, validity, priority, enforceability, admissibility in evidence or effectiveness of this Agreement and the Operative Documents to which it is or will become a party or the performance by the Borrower of any of its obligations under this Agreement and the Operative Documents to which it is or will become a party has been duly obtained or made and is in full force and effect;

       (f) under the laws of its jurisdiction of incorporation in force at the date hereof, the Borrower's obligations under this Agreement and the Notes are (or will be when issued for value) direct, general and unconditional obligations of the Borrower and rank (or will rank when issued for value) at least pari passu in priority
                                                        ---- -----
              of payment with all its other unsecured and unsubordinated indebtedness for borrowed money with the exception of indebtedness mandatorily preferred by law and not by contract;

       (g) under the laws of its jurisdiction of incorporation in force at the date hereof, all payments to be made by the Borrower under this Agreement and the Operative Documents to which it is or will become a party may be made by the Borrower free and clear of, and without deduction for, any Taxes and no deductions or withholdings are required to be made therefrom;

       (h) under the laws of its jurisdiction of incorporation in force at the date hereof, it is not necessary to ensure the legality, validity, priority, enforceability against the Borrower, admissibility in evidence, effectiveness of this Agreement against the Borrower or the Operative Documents to which the Borrower is or will become a party or the creation or preservation of any Security Interest created in favor of the Lenders, EXIM or the Security Trustee in the other Operative Documents that this Agreement, such Operative Documents or any other instrument or document be filed, recorded, registered or enrolled in any court, public office or registry or elsewhere in the Cayman Islands or that any stamp, documentary, registration or similar Tax be paid in the Cayman Islands on or in relation to this Agreement or such Operative Documents, provided however, that (A) entries must be made by the Borrower in the Register of Mortgages and Charges maintained at its registered office in the Cayman Islands in respect of the Security Interests created under any of the Operative Documents to which the Borrower is a party (notably in the Mortgage and the Security Assignment) in order to comply with Section 53 of the Companies Law (Revised) of the Cayman Islands, (B) failure to enter such details would not affect the legality, validity, enforceability or admissibility in evidence of such documents, but might affect the priority of the security granted thereby, and (C) stamp duty will be payable if any of the Operative Documents are executed in, brought to or produced before a court of, the Cayman Islands, although such duty will be nominal;

       (i) this Agreement is, and the other Operative Documents to which the Borrower is, or will become, a party when executed will be, in proper form for their enforcement in the courts of the Cayman Islands;

       (j) no litigation, arbitration or administrative proceeding is taking place or pending or, to the best of the Borrower's knowledge, threatened against, or against any of the assets of, the Borrower which is likely to have a material and adverse effect on the ability of the Borrower to perform its obligations hereunder;

       (k) subject always to the qualifications under Cayman Islands law set forth in the opinion of Maples & Calder referred to in Part II of Appendix 2 hereto, the choices by the Borrower of English law to govern each Lease, each Mortgage, each Security Assignment, the Share Mortgage, the Co-ordination Agreement, the Proceeds Agreement and the Rolls Royce Warranties Agreement and of the laws of the State of New York to govern this Agreement and the Reimbursement and Indemnity Agreement and the submission by the Borrower to the non-exclusive jurisdiction of the English Courts and of the courts of New York State are valid and binding under the laws of the Cayman Islands;

       (l) the Borrower has conducted, and from and after the date hereof will conduct, no business other than in connection with the transactions contemplated by the Bridge Financing Documents and the Operative Documents to which it is or will become a party and the Borrower has no indebtedness other than indebtedness incurred pursuant to the Bridge Financing Documents or the Operative Documents and as required for the maintenance of its corporate records and existence;

       (m) the Borrower does not have a place of business outside the Cayman Islands;

       (n) the Lessor Parent is the legal owner of record and the Lessee is the beneficial owner of all of the issued and outstanding shares in the capital of the Borrower and the same is free and clear of all Security Interests (other than Security Interests created pursuant to the Bare Trust Agreement and the Share Mortgage);

       (o)    the Bare Trust Agreement is in full force and effect;

       (p)    no Event of Default has occurred and is continuing;

       (q) the Borrower's only business is that of leasing the Aircraft and the entering into of arrangements relating to the financing or refinancing of the acquisition of ownership thereof and any other business incidental thereto and it has not undertaken any other business prior to the date hereof other than in conjunction with the Bridge Financing Documents or otherwise as disclosed to the Facility Agent and EXIM prior to the date hereof; and

       (r) in any proceedings taken in its jurisdiction of incorporation in relation to this Agreement, the Notes or any other Operative Document to which it is or will become a party, the Borrower will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

11.02 It is hereby agreed that all the representations and warranties made by the Borrower in this Clause 11 shall survive the execution and delivery of this Agreement.

12.    UNDERTAKINGS
       ------------

12.01  Affirmative undertakings.  The Borrower undertakes and agrees throughout
       ------------------------
       the continuance of this Agreement and so long as any sum remains owing hereunder that the Borrower will, unless EXIM and, prior to the Conversion Date, the Majority Lenders otherwise agree in writing:

       (a) promptly after becoming aware of the same, inform the Facility Agent, the Security Trustee and EXIM of the occurrence of any Default or Event of Default (and provide the Facility Agent, the Security Trustee and EXIM with full details of the same and of the actions, if any, which the Borrower has taken or proposes to take to remedy the Default or Event of Default in question) and, upon receipt of a written request to that effect from EXIM, the Facility Agent or the Security Trustee

              (provided that reasonable grounds exist for the submission of such request), confirm to EXIM, the Facility Agent or the Security Trustee, as relevant, that except as previously notified or as notified in such confirmation, no Default or Event of Default has occurred and is continuing;

       (b) without prejudice to Clauses 3 and 11, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with all consents, authorizations, licenses or approvals required in or by applicable laws and regulations to enable it to enter into and perform its obligations under this Agreement and the other Operative Documents to which the Borrower is, or will be, a party and to ensure the validity, enforceability or admissibility in evidence of, this Agreement and the other Operative Documents to which it is, or will be, a party;

       (c)    use the Loan exclusively for the purposes specified in Clause
              2.03;

       (d) promptly file or cause to be filed all tax returns required to be filed in all applicable jurisdictions and pay or cause to be paid all Taxes shown to be due and payable on such returns or any assessments made against it or its properties and assets prior to the date from which penalties attach for failure to pay the same (other than those being contested in good faith and in respect of which such payment may be lawfully withheld and adequate reserves have been set aside);

       (e) execute, acknowledge, deliver, file and register all such additional agreements, instruments, certificates, documents and assurances and perform such other acts or things as the Facility Agent, the Security Trustee or EXIM shall reasonably request to effectuate the purposes of this Agreement and each of the other Operative Documents to which the Borrower is, or will be, a party or the transactions contemplated hereby or thereby; and

       (f) promptly after receipt by the Borrower, deliver to EXIM, the Security Trustee and the Facility Agent a copy of any notice, document or instrument which EXIM, the Security Trustee or the Facility Agent is not otherwise entitled to receive under this Agreement or any other Operative Document and which is received by the Borrower from any other party pursuant to or in connection with this Agreement or any other Operative Document to which it is, or will be, a party.

12.02  Negative Undertakings.  The Borrower undertakes and agrees throughout the
       ---------------------
       continuation of this Agreement and so long as any sum remains owing hereunder that the Borrower will not, unless EXIM and, prior to the Conversion Date, the Majority Lenders otherwise agree in writing:

       (a) create any Security Interest on or over any of its present or future assets or revenues, including, in particular, but without limitation, any Aircraft other than any Permitted Lien; or

       (b) sell, transfer, assign, lease or otherwise dispose of any revenues or all or substantially all of its assets, including any Aircraft, except as expressly contemplated by this Agreement or the other Operative Documents; or

       (c) conduct any business or maintain any bank account (unless the same is pledged to the Security Trustee for the benefit of EXIM and the Lenders) other than in connection with the transactions contemplated by the Operative Documents to which it is a party and will incur no indebtedness or liability other than under, or as expressly contemplated by, the Operative Documents and as required for the maintenance of its corporate records and existence or the administration of its affairs; or

       (d) to the extent the Borrower may lawfully so agree (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors, or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above; or

       (e) consolidate with or merge into any other person or, to the extent Borrower may lawfully so agree, declare and pay dividends or make distributions in respect of its capital stock except as expressly permitted by the Operative Documents.

12.03  Lease Undertakings.  The Borrower undertakes and agrees, throughout the
       ------------------
       continuation of this Agreement and for so long as any sum remains owing hereunder, that it will, unless EXIM and, prior to the Conversion Date, the Majority Lenders otherwise agree in writing, comply with all of its undertakings and perform all of its obligations under each Lease.

13.    EVENTS OF DEFAULT
       -----------------

13.01  Events of Default.  Each of the following events shall be an Event of
       -----------------
       Default:

       (a) the Borrower fails to pay any sum payable by it under this Agreement within seven (7) Banking Days of the date on which such sum is due, provided, that where any such payment of any such sum shall have been made by the Borrower but the same has not been received by, or on behalf of, the Facility Agent, the Security Trustee, the Lenders or EXIM, as appropriate, by reason of a technical failure (outside the Borrower's control) in the banking system, it shall not be an Event of Default under this paragraph
              (a) if such failure shall have been remedied within seven (7) Banking Days (which period may run concurrently with the seven (7) Banking Days' grace period specified above) of receipt by the Borrower of written notification from the Facility Agent pursuant to Clause 10.02 hereof or the Security Trustee or EXIM, as appropriate, that payment of any such sum has not been received by the appropriate person and provided further that it shall be deemed an Event of Default hereunder if any sum payable by Borrower under this Agreement shall not have been paid within fifteen (15) days of the date such sum is due; or

       (b) the Borrower commits any breach of or omits to observe any of its covenants, agreements or obligations under this Agreement (other than as referred to in Clause 13.01(a)) or under any of the other Operative Documents to which it is or will become a party and the Borrower does not remedy the same within forty-five (45) days of receipt by the Borrower of written notice from the Facility Agent, the Security Trustee or EXIM requiring the same to be remedied; or

       (c) any representation or warranty made or deemed to be made by the Borrower in or pursuant to this Agreement or any of the Operative Documents is or proves to have been untrue or incorrect in any material respect when made or deemed to be made or would have been untrue or incorrect if repeated at any time when any moneys are owing under this Agreement or any other Operative Documents with reference to the facts and circumstances existing at such time and in any such case the rights of the Facility Agent, EXIM, the Security Trustee or the Lenders are materially prejudiced as a result thereof and such representation or warranty remains material and incorrect for a period of forty-five (45) days after receipt by the Borrower of written notice from the Facility Agent, EXIM or the Security Trustee of the existence of such situation; or

       (d) any consent, authorization, license or approval of or filing or registration with or declaration to any governmental or public body or authority or court required to authorize, or required in connection with, the execution, delivery, legality, validity, priority, enforceability, admissibility in evidence or effectiveness of this Agreement or any of the Operative Documents or the performance by the parties hereto or thereto of any of their obligations under this Agreement or any of the Operative Documents is modified in a manner unacceptable to the Lenders, EXIM or the Security Trustee or is revoked or terminated or expires and is not renewed or otherwise ceases to be in full force and effect; or

       (e) an encumbrancer takes possession of or a receiver or similar officer is appointed for the whole or any material part of the undertakings, properties, assets, rights or reserves of the Borrower or of ICBC or a distress, execution, sequestration or other process is levied or enforced upon or sued out against the Borrower or ICBC, or any material part of their respective undertakings, properties, assets, rights or revenues and is not discharged within sixty (60) days; or

       (f) the Borrower or ICBC shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Borrower or ICBC, as the case may be, or the Borrower or ICBC, as the case may be, shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors, (iii) make a general assignment for the benefit of creditors, (iv) consent to the appointment of a receiver, administrator, administrative receiver, trustee or liquidator or itself or of a substantial part of its property or (v) cease or threaten to cease to carry on its business; or

       (g) a proceeding or a case shall be commenced, without the application or consent of the Borrower or ICBC, as the case may be, in any court of competent jurisdiction, which shall not be struck out within sixty (60) days of commencement and which seeks (i) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debts of the Borrower or ICBC, as the case may be, (ii) the appointment of a trustee, receiver, administrator, administrative receiver, custodian, liquidator or the like of the Borrower or ICBC, as the case may be, or of all or any substantial part of the properties of the Borrower or ICBC, as the case may be, or (iii) similar relief in respect of the Borrower under any law providing for the relief of debtors, or an order for relief against the Borrower or ICBC, as the case may be, shall be entered in an involuntary case under such bankruptcy law; or

       (h) a Termination Event under any Lease shall have occurred and be continuing (any applicable grace or cure period having expired and any notice required to have been given having been given) provided that if the Termination Event refers to an opinion, consideration or determination of, or notice to be given by, the Borrower then regardless of the opinion, consideration, determination or notice of the Borrower such event shall be deemed to have occurred if EXIM is of the relevant opinion or consideration or so determines or has given the relevant notice; or

       (i) a default under the Commercial Loan has occurred and is continuing and as a result thereof the principal amount of the indebtedness outstanding thereunder shall have become due and payable prior to such time as such principal amount otherwise would have been due and payable; or

       (j) a default under the ECGD Loan has occurred and is continuing and as a result thereof the principal amount of the indebtedness outstanding thereunder shall have become due and payable prior to such time as such principal amount otherwise would have been due and payable; or

       (k) the Lessee shall fail to pay when due after lapse of any applicable grace period relating thereto any amount due and payable under any agreement or document to which the Lessee and EXIM are party which relates to any financing to or for the benefit of Lessee which shall have the benefit of an EXIM Guarantee or other credit support provided by EXIM; or

       (l) this Agreement or any Security Document shall become invalid or unenforceable against the Borrower or the Reimbursement and Indemnity Agreement shall become invalid or unenforceable against the Borrower or the Lessee; or

       (m) ICBC commits any breach of or omits to observe any of its undertakings, covenants, agreements or obligations under the ICBC/EXIM Guarantee and ICBC does not remedy the same within thirty (30) days of receipt by ICBC of written notice from EXIM requiring the same to be remedied; or

       (n) any representation or warranty made, repeated or deemed to be made by ICBC in or pursuant to the ICBC/EXIM Guarantee proves to have been untrue or incorrect in any material respect when made or deemed to be made or repeated or would have been untrue or incorrect in any material respect if repeated at any time when any moneys are owing under this Agreement with reference to the facts and circumstances existing at such time; and in any such case the rights of EXIM are, in its opinion, materially prejudiced as a result thereof and such representation or warranty remains incorrect or untrue in any material respect for a period of thirty (30) days after written notice from EXIM to ICBC of such situation; or

       (o) any consent, authorization, license or approval of or registration with or declaration to any governmental agency or courts required by ICBC to authorize, or required by ICBC in connection with, the execution, delivery, legality, validity, priority, enforceability, admissibility in evidence or effectiveness of the ICBC/EXIM Guarantee is modified in a manner unacceptable to EXIM or is not granted or is revoked or terminated or expires and is not renewed or otherwise ceases to be in full force and effect; and, in any such case, the rights of EXIM are, in its opinion, materially prejudiced as a result thereof; or

       (p) the ICBC/EXIM Guarantee shall not be or shall cease to remain in full force and effect or ICBC shall deny any of its payment obligations under the ICBC/EXIM Guarantee or shall consent in writing that any of its obligations thereunder are invalid or unenforceable; or

       (q) any other event occurs or any other circumstance arises (other than an Event of Loss) which, in the reasonable judgment of EXIM, is likely materially and adversely to affect the ability of ICBC, the Lessee or the Borrower to perform its respective obligations under the ICBC/EXIM Guarantee (in the case of ICBC), the Lease or the Reimbursement and Indemnity Agreement (in the case of the Lessee) or the Guaranteed Loan Agreement or the Reimbursement and Indemnity Agreement (in the case of the Borrower).

13.02  Declarations.  If an Event of Default has occurred and is continuing EXIM
       ------------
       may by written notice to the Borrower:

       (a) declare the Loan, accrued interest and all other sums payable hereunder to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind, all of which are hereby expressly waived by the Borrower; and

       (b) declare that the Facility is cancelled forthwith, whereupon the same shall be so cancelled and each Lender's Commitment shall be reduced to zero.


14.    DEFAULT INTEREST
       ----------------

       If the Borrower fails to pay any amount payable under this Agreement when due, the Borrower shall pay interest on such amount (including overdue interest, to the extent permitted by applicable law) from and including the date on which such amount was due to the date of actual payment of such amount (as well after as before judgment) at the rate per annum determined by the Facility Agent to be the higher of (x) the aggregate of (i) one percent (1%) and (ii) the rate of interest then in effect just prior to default, (y) the aggregate of (i) one percent (1%) plus (ii) the Applicable Margin plus (iii) the Federal Funds Rate and (z) if such overdue amount is of principal or interest on a Fixed Rate Note, any other interest rate set forth in the Liquidity Agreement applicable to the repayment of advances made by the Liquidity Provider, as the Liquidity Agreement may be modified or amended after the date hereof in accordance with the requirements of the Transfer Agreement provided that for purposes of this subclause (z) any amendment or modification to such interest rate which does not comply with such requirements shall not be effective. Interest payable under this Clause 14 shall be computed on the basis set forth in Clause 5.02 hereof and shall be payable on demand. Notwithstanding the foregoing, default interest payable to EXIM by the Borrower, including, without limitation, any amount which may be payable to EXIM by virtue of the assignment to EXIM of the Lenders' rights under this Agreement and the Notes pursuant to the EXIM Guarantee shall be paid in accordance with Article III, paragraph B of the Reimbursement and Indemnity Agreement.


15.    SET-OFF AND PRO-RATA SHARING
       ----------------------------

15.01  Currency Indemnity.  Dollars shall be the currency of account and of
       ------------------
       payment in respect of all amounts payable under this Agreement. If an amount is received in another currency, pursuant to a judgment or order or in the liquidation of the Borrower or otherwise, the Borrower's obligations under this Agreement shall be discharged only to the extent that the Facility Agent on behalf of the Lenders, EXIM or the Security Trustee (as the case may be) may purchase Dollars with such other currency in accordance with normal banking procedures upon receipt of such amount. If the amount in Dollars which may be so purchased, after deducting any costs of exchange and any other related costs, (using the exchange rate available on the date of receipt, or if no exchange can be effected on such day, the exchange rate on the next day such exchange can be effected) is less than the relevant sum payable under this Agreement, the Borrower shall indemnify the Facility Agent on behalf of the Lenders, EXIM or the Security Trustee (as the case may be) against such shortfall. This indemnity shall be an obligation of the Borrower independent of and in addition to its other obligations under this Agreement and shall take effect notwithstanding any time or other concession granted to the Borrower or any judgment or order being obtained or the filing of any claim in the liquidation, dissolution or bankruptcy (or analogous process) of the Borrower.

15.02  Set-Off.  If an Event of Default has occurred but subject to the terms of
       -------
       the Proceeds Agreement, each Lender and the Facility Agent shall (without prejudice to any general or banker's lien, right of set-off or any other right to which it may be entitled) have the right, without notice to the Borrower or any other person, to set off and apply any credit balance on any account (whether subject to notice or not and whether matured or not and in whatever currency) of the Borrower with such Lender or the Facility Agent (as the case may be) and any other indebtedness owing by such Lender or the Facility Agent (as the case may be) to the Borrower, against the liabilities of the Borrower under this Agreement, and each Lender and the Facility Agent is authorized to purchase with the monies standing to the credit of any such account such other currencies as may be necessary for this purpose.

15.03  Pro-Rata Sharing.  If at any time any Lender receives any amount from the
       ----------------
       Borrower or otherwise in respect of amounts due from the Borrower hereunder (other than through the Facility Agent pursuant to Clause 10.02) whether by way of voluntary or involuntary payment, set-off or otherwise, it will promptly pay to the Facility Agent the amount so received for distribution to the Lenders pro rata in accordance with their respective participations in such amount. The Facility Agent shall treat such amount as if it were a payment by the Borrower directly to the Facility Agent on account of amounts due from the Borrower hereunder so that, as between the Borrower and the Lender who originally received the amount, the amount shall not be treated as having been paid and such Lender shall retain all its rights against the Borrower or otherwise with respect to such amount (except to the extent of any sum received by it from such distribution by the Facility Agent). Notwithstanding the foregoing provisions of this Clause 15.03 but subject to the provisions of the Proceeds Agreement, (i) no Lender shall be required to share any amount which it has received as a result of any legal proceedings commenced against the Borrower to recover sums owing to it under this Agreement with any other Lender which has a legal right to but does not join in such legal proceedings after having been given reasonable opportunity so to do or which does not commence a separate action to enforce its rights against the Borrower and (ii) if any Lender is required to repay to the Borrower any part of an amount originally received by it from the Borrower (which amount such Lender has shared with the other Lenders in accordance with this Clause 15.03), the other Lenders shall promptly pay to the Facility Agent, for onward payment to such Lender, their pro rata portion of the amount which such Lender shall be required to repay to the Borrower, and the Facility Agent shall pay to such Lender the amounts actually received from the other Lenders.


16.    THE FACILITY AGENT AND THE SECURITY TRUSTEE
       -------------------------------------------

16.01  Appointment of the Facility Agent.  Each Lender hereby irrevocably
       ---------------------------------
       appoints the Facility Agent to act as its agent for the purposes set out in this Agreement and irrevocably authorizes the Facility Agent to take such action on its behalf and to exercise and enforce such rights, powers and discretions as are expressly or by implication delegated to the Facility Agent by the terms hereof and such rights, powers and discretions as are reasonably incidental thereto.

16.02  Scope of Duties of the Facility Agent.  In respect of its duties and
       -------------------------------------
       functions hereunder the Facility Agent shall be considered to be acting solely as an agent of the Lenders in an administrative capacity only and shall not be deemed an agent or trustee of the Borrower for any purpose. The Facility Agent shall not have any duties or obligations except those provided for in this Agreement.

16.03  Specific Duties and Obligations of the Facility Agent.  Prior to the
       -----------------------------------------------------
       Conversion Date, the Facility Agent shall:

       (a) promptly account to each Lender for its due proportion of all payments received by the Facility Agent from, or on behalf of, the Borrower or otherwise in connection with the Loan in accordance with the provisions of this Agreement;

       (b)    promptly inform each Lender of:

              (i) the contents of any document for distribution to the Lenders which the Facility Agent receives in respect of the Facility; and

              (ii) any Event of Default of which the personnel of the Facility Agent having functional responsibility for the administration of the Loan has actual notice;

       (c) subject to the limitations set out in this Agreement, take or refrain from taking any action in accordance with any lawful and proper instructions given to it by the Majority Lenders and any such action taken or refrained from being taken shall be binding on all the Lenders;

       (d) consult with the Lenders to the extent practicable before effecting any amendment or waiver under Clause 17 or Clause 18; and

       (e) take all such actions (including, without limitation, submission of any claim or demand on EXIM) in a timely manner and otherwise in accordance with the terms of the EXIM Guarantee.

       Subject to the provisions of the Security Documents in respect of any Event of Default and except as otherwise expressly provided herein, the Facility Agent shall not take any actions, make any determinations or issue any declarations or approvals hereunder without the approval of the Majority Lenders (or, all of the Lenders in the case of Clause 3).

16.04  Rights and Powers of the Facility Agent.  Prior to the Conversion Date,
       ---------------------------------------
       the Facility Agent may:

       (a) perform any of its duties and functions hereunder through its directors, officers, employees or agents;

       (b) engage and pay for the advice or services of lawyers, accountants or other experts or professional advisers as the Facility Agent may consider necessary or desirable and rely and act upon such advice;

       (c) assume that any representation or warranty made or deemed to be made by any person in or in connection with any of the Operative Documents is true and correct unless the personnel of the Facility Agent having functional responsibility for the administration of the Loan have actual notice to the contrary;

       (d) assume that any right, power, authority or discretion vested herein upon the Majority Lenders, the Lenders or any other person or group of persons has not been exercised unless the personnel of the Facility Agent having functional responsibility for the administration of the Loan have actual notice to the contrary;

       (e) refrain from exercising any right, power or discretion vested in it as agent hereunder unless and until instructed by the Majority Lenders as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised provided, however, that, in the absence of such instructions, the Facility Agent may (but shall not be required to) exercise any right, power or discretion as it may deem necessary or appropriate;

       (f) refrain from acting in accordance with any instructions of the Majority Lenders to begin any legal suit, action or proceedings arising out of or in connection with this Agreement until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for any and all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions;

       (g) assume that no Default or Event of Default has occurred and that no party is in breach of its obligations under this Agreement or any Security Document unless the personnel of the Facility Agent having functional responsibility for administration of the Loan have actual notice to the contrary;

       (h) rely upon any communication or document believed by it to be genuine and the Facility Agent shall not be liable for acting on or in relation to any such communication or document;

       (i) assume that the Lending Office of each Lender is that identified in Schedule 1 attached hereto (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) until it has received from such Lender a notice designating some other office of such

              Lender to replace its Lending Office and act upon any such notice until the same is superseded by a further such notice:

       (j) rely as to any matters of fact which might reasonably be expected to be within the knowledge of the Borrower upon a certificate signed by or on behalf of the Borrower.

16.05  No Liability of the Facility Agent to Lenders.  Neither the Facility
       ---------------------------------------------
       Agent nor its respective directors, officers, any employees or agents shall, have any liability or obligation to any Lender:

       (a) as a result of any failure or delay by the Borrower or any other party in performing its respective obligations under this Agreement, the Bare Trust Agreement or any other Operative Document;

       (b) for the authorization, execution, legality, validity, enforceability, effectiveness, genuineness or sufficiency of this Agreement, any other Operative Document or any other document relevant to this transaction, or for the accuracy of any representation, warranty or statement made in or in connection with this Agreement or any other Operative Document, or for the accuracy or completeness of any information supplied by any person whether or not such information was or is circulated by the Facility Agent;

       (c) to take any steps to ascertain whether a Default or an Event of Default has occurred or whether the Borrower or any other party is otherwise in breach of any of its respective obligations under this Agreement or any other Operative Document;

       (d) to provide any credit or other information concerning the financial or other condition of the Borrower or the Lessee other than as expressly provided for herein;

       (e) to account for any sum received by the Facility Agent (other than for the account of the Lenders) by way of fees or reimbursement of expenses in connection with this Agreement or for any benefit received by it arising out of any present or future banking or other relationship with the Borrower or any other party to any Operative Document;

       (f) for anything done or not done by it or any of them under or in connection with this Agreement or the Operative Documents except in the case of its or their own gross negligence, fraud or wilful misconduct.

16.06  Banking Relationships with Lessee.  The Facility Agent and the Lenders
       ---------------------------------
       may (without liability to account for any profit) accept deposits from, lend money to and generally engage in any kind of banking or other business with the Borrower or the Lessee.

16.07  No Liability of Facility Agent to Borrower.  The Facility Agent shall
       ------------------------------------------
       have no liability or obligation to the Borrower as a result of any failure or delay by any Lender, the Facility Agent (except to the extent attributable to it gross negligence, fraud or wilful misconduct) or any other party in performing its respective obligations under this Agreement or any other Operative Document.

16.08  Liability and Indemnity of Facility Agent.  Neither the Facility Agent
       -----------------------------------------
       nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted to be taken in connection with this Agreement unless resulting directly from its or their gross negligence, fraud or wilful misconduct. Each Lender shall indemnify the Facility Agent (to the extent not reimbursed by the Borrower) in proportion to such Lender's respective participations in the Loan or, if there is no outstanding Loan, in proportion to their respective Commitments from and against all claims, actions, liabilities, damages, penalties, losses, costs and expenses (including legal fees, but excluding any agency or other like fees, due to the Facility Agent) which the Facility Agent may incur in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by the Facility Agent (in compliance with the terms of this Agreement) in seeking to protect or enforce the rights of the Lenders and the Facility Agent or otherwise in connection with the Facility, except to the extent that any of the foregoing results directly from the Facility Agent's gross negligence, fraud or wilful misconduct.

16.09  Acknowledgment by Lenders.  Each Lender acknowledges to and agrees with
       -------------------------
       the Facility Agent that:

       (a) it has itself been and will continue to be solely responsible for making its own analysis of and investigations into the status, creditworthiness, prospects, business, operations, assets and condition of the Borrower, EXIM and any other person referred to herein and for making its own decisions as to the entering into or the taking or not taking of any action in connection with this transaction;

       (b) it has not relied upon any representation or statement made by the Facility Agent as an inducement to it entering into this Agreement.

16.10  Resignation and Removal of Facility Agent.  Prior to the Conversion Date,
       -----------------------------------------
       the Facility Agent may resign its appointment at any time by giving not less than thirty (30) days' prior written notice to EXIM, the Lenders and the Borrower. The Lenders shall have the right to appoint a successor Facility Agent, but if they do not do so within the thirty (30) day notice period the retiring Facility Agent may do so on their behalf. The Majority Lenders may at any time by giving not less than seven (7) days' prior written notice to the Lenders, the Borrower, EXIM and the Facility Agent remove the Facility Agent as agent and appoint a successor Facility Agent. The Facility Agent's resignation or removal shall not take effect until a successor Facility Agent has been appointed. Upon such appointment the successor Facility Agent shall succeed to and become vested with all the rights, powers, discretions and duties of the retiring Facility Agent and the retiring Facility Agent shall be discharged from any further duties and obligations hereunder.

16.11  Facility Agent as Lender.  The Facility Agent shall have the same rights
       ------------------------
       and powers with respect to its participation in the Loan as any other Lender and may exercise such rights and powers as if it were not acting as agent under this Agreement.

16.12  Representations of Security Trustee.  For the benefit of the Lenders, the
       -----------------------------------
       Facility Agent, the Borrower and EXIM, the Security Trustee hereby represents and warrants to each of the Lenders, the Facility Agent, the Borrower and EXIM, mutatis mutandis in its individual capacity, each of the representations and warranties of the Security Trustee contained in Clause 6.19 of the Proceeds Agreement, as if such representations and warranties were set out in full herein.

16.13  Covenants of Security Trustee.  For the benefit of the Lenders, the
       -----------------------------
       Facility Agent, the Borrower and EXIM, the Security Trustee hereby covenants and agrees that it will perform its obligations under Clause 6 of the Proceeds Agreement, to the same extent as if such obligations were set forth herein, mutatis mutandis.


17.    AMENDMENT
       ---------

       Any amendment, supplement, modification or waiver of any provision of this Agreement or of any Note and any waiver of any default under this Agreement shall only be effective if made in writing and signed by or on behalf of the Borrower, the Facility Agent, EXIM and, prior to the Conversion Date, the Majority Lenders provided, however, that prior to the Conversion Date (i) no such amendment, supplement, modification or waiver shall (a) increase the Commitment of a Lender, (b) reduce the amount or extend the maturity of a Note or any installment thereof, (c) reduce the rate or extend the time of payment of interest thereon, or (d) amend the definition of "Majority Lenders" or the provisions of this Clause 17, in each case, without the consent of all Lenders, and (ii) no such amendment, supplement modification or waiver shall reduce any fee payable hereunder to the Facility Agent or any Lender without the consent of the Lender affected thereby.

18.    WAIVER AND SEVERABILITY
       -----------------------

       Time is of the essence of this Agreement but no failure or delay by the Facility Agent, EXIM, the Security Trustee or any Lender in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Agreement, shall not be affected or impaired thereby.


19.    MISCELLANEOUS
       -------------

19.01  Entire Agreement.   This Agreement and the documents referred to herein
       ----------------
       constitute the entire obligation of the Lenders and the Facility Agent and supersede any previous expressions of intent or understandings in respect of this transaction.

19.02  Publicity.  Except as necessary to effect a Securitization and except as
       ---------
       required by applicable law (or, with respect to EXIM, its internal policies), no announcement or other publicity in connection with this Agreement or relating in any way to the Loan shall be made or arranged except with the prior written consent of the Facility Agent and the Borrower.


20.    ASSIGNMENT, TRANSFER AND LENDING OFFICES
       ----------------------------------------

20.01  Successors and Assigns.  Except as otherwise provided herein, this
       ----------------------
       Agreement shall be binding on and inure to the benefit of the Borrower, the Facility Agent, the Lenders, the Security Trustee and EXIM and their respective successors and permitted assigns and transferees, except that the Borrower may not assign all or part of its rights or obligations hereunder or under any of the other Operative Documents without the express prior written consent of the Facility Agent, acting (prior to the Conversion Date) with the approval of all the Lenders and EXIM.

20.02  Lending Office and Assignment.  Prior to the Conversion, any Lender may
       -----------------------------
       (subject to giving prior written notice to the Facility Agent and the Borrower but without the need for any consent of the Facility Agent or the Borrower) change its Lending Office. Other than in connection with the Securitization or any transfer to EXIM, no Lender may assign or transfer or grant or sell any participating interest in the whole or any part of its rights or obligations under this Agreement without the prior written consent of EXIM and, prior to the Conversion, the Borrower.

20.03  Facility Agent and Lenders.  If any Lender assigns (which assignment
       --------------------------
       shall be subject to Section 9 of the EXIM Guarantee) all or any of its rights and benefits hereunder in accordance with Clause 20.02 (other than an assignment to EXIM), then, unless and until the assignee has agreed with the Facility Agent and the other Lenders that it shall be under the same obligations towards each of them as it would have been under if it had been a party hereto as a Lender, the Facility Agent and the other Lenders shall not be obliged to recognize such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

20.04  Liability.  Other than in the case of a transfer to EXIM pursuant to the
       ---------
       EXIM Guarantee (in which case the provisions of this Clause 20.04 shall not apply) the Borrower shall not become subject to any greater obligation or liability under Clause 7.02 or 8.01 or any provision of Clause 9 hereof (A) towards an assignee of a Lender than would have been owed to such Lender with respect to the rights assigned or transferred to such assignee or (B) towards a Lender which changes its Lending Office than would have been owed to such Lender had it not changed its Lending Office, unless:

       (i) such assignment or transfer or change of Lending Office was made with the approval of the Lessee to mitigate or avoid the requirement for payment of increased costs to make any withholding or deductions pursuant to Clause 8.01 hereof or to avoid any unlawfulness pursuant to Clause 7.01; or

       (ii) such greater obligation or liability results from a change of law, regulation, regulatory requirement or official directive, ruling, request or guideline having the force of law (or, if not having the force of law, the observance of which is in accordance with the reasonable practice of banks or other similar financial institutions in the jurisdiction concerned) or in the interpretation or application thereof by any person charged with the administration or interpretation thereof which occurred after the date of the relevant assignment, transfer or change of Lending Office (which date shall be, in the case of an assignment or transfer of a Note to the Trustee in relation to a Securitization, if any, the Conversion Date) and was not reasonably foreseeable on such date.

21.    NOTICES
       -------

21.01  Delivery.  Each notice, demand or other communication to be  given or
       --------
       made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other parties):

       To the Borrower:       YA96A Limited
                              P.O. Box 309
                              Ugland House
                              South Church Street
                              Grand Cayman
                              Cayman Islands
                              British West Indies

                              Telex Number:  CP (0293) 4212
                              Fax Number:    (809) 949-8080
                              Attention:     The Secretary

       With copies to:        China Yunnan Airlines
                              Wu Jia Ba Airport
                              Kunming, Yunnan
                              People's Republic of China

                              Fax Number:  86 (871) 717-1521
                              Attention:   The President

                              Baker & McKenzie
                              130 E. Randolph
                              Chicago, IL  60601
                              U.S.A.

                              Fax Number:  (312) 861-2898
                              Attention:   Michael P. O'Brien


       To the Facility Agent: ABN AMRO Bank N.V., Chicago Branch
                              135 South LaSalle Street
                              Suite 760
                              Chicago, Illinois 60674-9135
                              U.S.A.

                              Telex Number:  6732700
                              Answerback:    ABNAMRO CGO
                              Fax Number:    (312) 904-7399
                              Attention:     Senior Vice President
                                             Structured Trade Finance

       To the                        Wilmington Trust Company
       Security Trustee:             Rodney Square North
                                     1100 North Market Street
                                     Wilmington, Delaware 19890-0001
                                     U.S.A.

                                     Telex Number:  835437
                                     Answerback:    WILMTR
                                     Fax Number:    (302) 651-8882
                                     Attention:     Corporate Trust
                                                    Administration


       To EXIM:                      Export-Import Bank of the United States
                                     811 Vermont Avenue, N.W.
                                     Washington, D.C. 20571
                                     U.S.A.

                                     Telex Number:  89461
                                     Answerback:    EXIM UT
                                     Fax Number:    (202) 565-3558
                                     Attention:     Vice President
                                                    - Aircraft Finance Division
                                     Subject:       EXIM Guarantee No. AP070425
                                                    People's Republic of China
                                                    (China Yunnan Airlines)

       With a copy to:               Vedder, Price, Kaufman & Kammholz
                                     222 N. La Salle Street
                                     Chicago, Illinois 60601
                                     U.S.A.

                                     Fax Number:  (312) 609-5005
                                     Attention:   Dean N. Gerber

and to the Lenders at their respective Lending Offices.

21.02  Deemed Delivery.  Any notice, demand or other communication so addressed
       ---------------
       to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; (b) if given or made by telex, when dispatched with confirmed answerback and
       (c) if given or made by fax, when receipt is confirmed by the intended recipient to the transmitting party provided that notwithstanding the foregoing no notice to EXIM shall be effective until received by the appropriate officer referred to in Clause 21.01 above.

21.03  Facility Agent.  All communications between the Lenders and the Borrower
       --------------
       in relation to this Agreement shall be made through the Facility Agent.

21.04  Language.  Each notice, demand or other communication hereunder shall be
       --------
       either in English or accompanied by a certified translation thereof into the English language.


22.    GOVERNING LAW AND JURISDICTION
       ------------------------------

22.01  Law.  This Agreement shall be governed by, and construed in accordance
       ---
       with, the laws of the State of New York, without reference to the principles of conflicts of law.

22.02  Jurisdiction.  Any suit, legal action or proceeding against the Borrower
       ------------
       or its assets with respect to this Agreement or any other Operative Document or on any judgment entered by any court in respect thereof (hereinafter referred to as "Proceedings"), may be brought in any New York State court sitting in New York City and in the United States District Court for the Southern District of New York. The Borrower hereby irrevocably submits to and accepts the non-exclusive jurisdiction of such courts for the purpose of any Proceedings. The Borrower hereby agrees that the service upon it of all writs, processes and summonses in any such Proceedings shall be sufficiently served if delivered to Corporation Service Company, 375 Hudson Street, New York, NY 10014, United States of America or to any other person in New York duly authorized by the Borrower to receive the same, and any such address or person so designated in such jurisdiction shall be for the purposes of this Clause 22 a "Process Agent". If any Process Agent appointed pursuant to this Clause 22 shall cease or desire to cease or shall not be capable or qualified to act, the Borrower shall promptly upon becoming aware of the same irrevocably designate and appoint another address and/or person acceptable to the Facility Agent and EXIM. Failing any such designation by the Borrower within seven (7) days after written demand therefor, the Facility Agent and EXIM shall be entitled at the cost of the Borrower to designate and appoint another such address and/or person on behalf of the Borrower and the Borrower hereby appoints the Facility Agent and EXIM its duly authorized attorney for such purpose. The Borrower agrees that service on any such person in New York shall be deemed due service for the purpose of Proceedings in such courts without prejudice to any other mode of service and agrees that the failure of the person authorized in New York to give any notice of any such service to it shall not impair or affect the validity of such service or of any judgment rendered in any Proceeding based thereon.

22.03  Waiver of Objection to Venue.  The Borrower hereby irrevocably waives, to
       ----------------------------
       the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceedings brought in any New York State court or United States District Court located in New York City.

22.04  No Limit to Proceedings in Other Jurisdictions.  The foregoing
       ----------------------------------------------
       shall not limit the right of the Facility Agent, the Security Trustee or EXIM to bring any Proceedings against the Borrower in any other appropriate jurisdiction, and to initiate Proceedings and serve legal process in any manner authorized by the laws of such jurisdiction upon the Borrower, nor shall the bringing of Proceedings in one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction, whether concurrently or not. The Borrower agrees that final judgment against it in any Proceedings shall be conclusive and may be enforced in New York or any other jurisdiction within or outside the United States by suit on the judgment, as provided by law.

22.05  Waiver of Sovereign Immunity.  The Borrower agrees that in any
       ----------------------------
       Proceedings no immunity from such Proceedings (which shall include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed (whether on the basis of sovereign immunity or otherwise) by or on behalf of the Borrower or with respect to its assets, and irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.


23.    COUNTERPARTS
       ------------

       This Agreement may be executed in counterparts and by different parties on separate counterparts which may be in the form of facsimile transmitted copies and which when taken together shall be deemed to constitute one agreement. This Agreement shall be effective between parties which have executed this Agreement, upon such execution, notwithstanding that other parties may execute this Agreement at a later date.

IN WITNESS WHEREOF this Guaranteed Loan Agreement has been executed by the duly authorized representatives of the parties hereto as of the day and year first above written and by EXIM on the date of the first Disbursement hereunder and is intended to be effective (with respect to all parties hereto other than EXIM) as of the day and year first above written and (with respect to EXIM) as of the date of the first Disbursement hereunder.

THE BORROWER                                 THE FACILITY AGENT
------------                                 ------------------

YA96A Limited, as Borrower                   ABN AMRO Bank, N.V., Chicago
                                             Branch, as Facility Agent

                                             By: ABN AMRO NORTH AMERICA,
                                                 INC., its agent

By:                                          By:  /s/ John B. Neblo
                                                --------------------------------
                                             Its: Vice President
                                                 -------------------------------
Title:
                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
Date:                                        Its: Assistant Vice President
                                                 -------------------------------
                                             Date:______________________________

EXIM                                         THE SECURITY TRUSTEE
----                                         --------------------

The Export-Import Bank of                    Wilmington Trust Company
 The United States                           (not in its individual capacity,
                                              except as expressly provided
By:                                           herein, but only in its capacity
                                              as security trustee)
Title:
                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
Date:
                                             Title: Vice President
                                                   -----------------------------

                                             Date:

THE LENDER
----------

ABN AMRO Bank N.V., Chicago Branch, as Lender

By:  ABN AMRO NORTH AMERICA,
   INC., its agent


By:  /s/ John B. Neblo
   --------------------------------
Its: Vice President
    -------------------------------

By: [SIGNATURE ILLEGIBLE]
   --------------------------------
Its: Assistant Vice President
    -------------------------------
Date:______________________________

                                  SCHEDULE 1

                                  THE LENDERS
                                  -----------



Name and Lending Office                                         Commitment
-----------------------                                         ----------


ABN AMRO Bank N.V., Chicago Branch                           US$103,000,000

135 South LaSalle Street, Suite 760
Chicago, Illinois 60674-9135
U.S.A.


Telex Number: 6732700
Answerback:   ABNAMRO CGO
Fax Number:   (312) 904-7399
Attention:    Senior Vice President
              Structured Trade Finance

                                  APPENDIX 1

                           FORM OF NOTICE OF DRAWING
                           -------------------------

From:  YA96A LIMITED
To:    ABN AMRO Bank N.V., Chicago Branch, as Facility Agent
       Export-Import Bank of the United States

                                                          _________________ 1996

Dear Sirs,

LOAN FACILITY OF UP TO US$103,000,000
GUARANTEED LOAN AGREEMENT DATED AS OF 27 AUGUST 1996
----------------------------------------------------

We refer to the above Guaranteed Loan Agreement, and hereby give notice that we request a Disbursement under the Facility on _________________________________ 1996 in the amount of US$______________________ in respect of the financing of two Boeing 767-300 aircraft bearing manufacturer's serial numbers 28148 and 28149.

The proceeds of the Disbursement are to be used exclusively for the purposes specified in Clause 2.03 of the Guaranteed Loan Agreement, and shall be disbursed pursuant to payment instructions as agreed between the Borrower and the Lender.

The initial Interest Period shall have a duration of ________________.

We confirm that:

(a) the representations and warranties set out in Clause 11 of the Guaranteed Loan Agreement, repeated with reference to the facts and circumstances subsisting at the date of this notice, remain true and correct; and

(b)    no Default has occurred which remains unwaived or unremedied.

Terms defined in the Guaranteed Loan Agreement have the same meanings when used in this notice.

For and on behalf of
YA96A LIMITED


_____________________
We agree to the above.


_____________________
For and on behalf of
Yunnan Airlines

                                    - 1-1 -

                                  APPENDIX 2

                        LIST OF DOCUMENTS AND EVIDENCE
                        ------------------------------

                                    PART I
                                    ------

1. A certified true copy of each of the following documents: (i) the Borrower's Certificate of Incorporation, Memorandum and Articles of Association; (ii) a list of directors and officers of the Borrower together with their specimen signatures; (iii) the Register of Members of the Borrower; and (iv) the Power of Attorney and the resolutions of the Board of Directors of the Borrower approving the transactions contemplated by this Agreement and the Operative Documents to which it is a party and authorizing a person or persons to execute the same together with any other notices or documents required in connection herewith or therewith, under hand or by affixing and witnessing the common seal.

2. A certified true copy of the certificate as to the authority of the Lessee, issued by the President of the Lessee, duly authorizing the lease by the Lessee of the Aircraft under the Lease related thereto and the execution, delivery and performance by the Lessee of its obligations under such Lease and each other document required to be executed and delivered by the Lessee in accordance with the provisions thereof and naming the person or persons authorized to execute and deliver all such documents and including the specimen signatures of such person or persons.

3.     An executed copy of the EXIM Guarantee.

4.     A certified extract of the Aircraft Purchase Agreement.

5. An executed copy of the Share Mortgage and all documents contemplated thereby.

6.     An executed copy of the Bare Trust Agreement.

7. An executed copy of the Proceeds Agreement and an executed copy of the Co-ordination Agreement.

8. Evidence that the process agent appointed pursuant to Clause 22.02 has accepted its appointment.

9.     The opinion of Potter, Anderson & Corroon, counsel to the Security
       Trustee.

10. Evidence satisfactory to the Facility Agent and EXIM that all of the conditions precedent under the Commercial Loan Agreement and the ECGD Loan Agreement to the Commercial Lenders' and the ECGD Lenders' obligations to make the Commercial Loan and the ECGD Loan, respectively, to the Borrower shall have been satisfied or waived.

                                    - 2-1 -

                                    PART II
                                    -------


A.     With respect to each Aircraft to be financed on a Borrowing Date
       ----------------------------------------------------------------


1. A certified copy of an insurance certificate from the People's Insurance Company of China in or substantially in the form of Schedule 10 of the Lease evidencing the insurance required to be maintained pursuant to Clause 15 and Schedule 4 of the Lease.

2.     An executed copy of the related Purchase Agreement Assignment.

3.     An executed copy of the related Security Documents.

4.     An executed copy of the related Lease.

5. An undertaking from the General Administration of Civil Aviation of China to issue a certificate of registration within thirty (30) days of the Borrowing Date noting the interests of the Lessee as operator of the Aircraft and the Borrower as lessor and owner and the Security Trustee as mortgagee.

6. A notice of assignment of insurances in the form set forth in Schedule 2 to the Security Assignment executed by the Borrower and the Lessee.

7. The following legal opinions each addressed to EXIM, the Security Trustee and the Facility Agent:

       (i) an opinion of Zheng, Liu, Yuan & Zhou Law Office, Chinese counsel to the Lessee,

       (ii) an opinion of Maples and Calder, Cayman Islands counsel to the Borrower; and

       (iii)  an opinion of Baker & McKenzie, English counsel to the Borrower.

8. Certified true copies of the Bills of Sale relating to the transfer of title to such Aircraft to the Borrower.

9. Evidence satisfactory to the Facility Agent and EXIM that all of the conditions precedent under the related Lease to the Lessee's obligation to lease the Aircraft shall have been satisfied or waived.

                                    - 2-2 -

10. Evidence that the security constituted by the Bridge Financing Documents, if any, has been discharged or will be discharged contemporaneously with the relevant Disbursement hereunder.

B.     With respect to each Disbursement
       ---------------------------------

1.     An executed Note with the EXIM guarantee endorsed thereon.

                                    - 2-3 -

                                   PART III
                                   --------


Conditions to Conversion
------------------------


1. Executed copy of the Securitization Documents duly executed and delivered by each of the parties thereto in form and substance acceptable to the Facility Agent, EXIM and the Trustee and their respective legal counsel.

2. Evidence of payment by Borrower of amounts required to be paid on the Conversion Date.

3. Executed copy of the Fixed Rate Notes with the EXIM guarantee legend, endorsed by EXIM.

4. Such other documents, legal opinions and certificates as may be required pursuant to the Securitization Documents including, without limitation, an opinion of the General Counsel of EXIM addressed to the Trustee, in form and substance acceptable to the Trustee.

5. The certificates to be issued under the Trust shall have been rated "AAA" by Standard & Poor's Rating Group.

6. The registration statement relating to the certificates to be issued under the Trust shall have become effective and remain effective as to such issuance.

7.     The Trust shall have been duly created and validly existing.

                                    - 2-4 -

                                  APPENDIX 3

                                    PART 1
                                    ------

                    FORM OF FLOATING RATE INSTALLMENT NOTE
                    --------------------------------------

                                 YA96A LIMITED

                      PROMISSORY NOTE DUE _______________

          IN RESPECT OF ONE BOEING 767-300 AIRCRAFT, MSN [          ]

                     IN THE AGGREGATE PRINCIPAL AMOUNT OF
                          US$[______________________]

FOR VALUE RECEIVED, YA96A LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Ugland House, South Church Street, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (the "Borrower"), hereby irrevocably and unconditionally promises to pay to ABN AMRO Bank N.V., as Facility Agent for the Lenders, the principal sum of [US$___________________], in twenty-four (24) equal (or as nearly equal as practicable) consecutive principal installments, each such principal installment to be due and payable on the date and in the amount set forth in Annex A hereto, together with interest on the unpaid principal amount hereof from time to time outstanding at the rate determined in accordance with Clause 5.02 of the Guaranteed Loan Agreement (defined below), from and including the date hereof until such principal amount is paid in full; provided, however, that the final
                                             --------  -------
principal payment hereon shall in any and all events equal the then outstanding principal balance hereof. Interest shall accrue from day to day, and shall be calculated on the basis of a 360-day year and actual days elapsed. Accrued interest hereon shall be payable on the last day of each Interest Period (or, in the case of an Interest Period with a duration of less than one month, such later date as the Facility Agent may agree) and on the date this Note is paid in full.

       This promissory note is one of the Floating Rate Notes referred to in the Guaranteed Loan Agreement dated as of 27 August 1996 (the "Guaranteed Loan Agreement") made by and among the Borrower, the banks and other financial institutions named therein as Lenders, ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, Wilmington Trust Company, as Security Trustee, and Export-Import Bank of the United States, the provisions of which are incorporated herein by reference. All terms and expressions defined in the Guaranteed Loan Agreement (whether defined therein or incorporated by reference to another document) shall have the same meanings when used in this Note.

       Principal and interest due hereunder or under the Guaranteed Loan Agreement shall be payable in Dollars in immediately available funds for receipt on or prior to 11:00 a.m. New York time on the due date thereof as specified in Clause 10 of the Guaranteed Loan Agreement. The holder hereof, by its acceptance of this Note, agrees that each payment of principal and interest received by it hereunder shall be applied in the order specified in Clause 10.03 of the Guaranteed Loan Agreement.

                                    - 3-1 -

       In the event that any amount of the principal hereof or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay to the Lender, on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum determined in accordance with Section 14 of the Guaranteed Loan Agreement.

       Notwithstanding the preceding paragraph hereof, beginning on the date on which EXIM shall have made a claim payment to the Lender under the EXIM Guarantee, in the event any amount of principal of or accrued interest on this Note owing to EXIM is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay, without duplication of default interest otherwise payable under the Guaranteed Loan Agreement, to EXIM on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to the per annum rate of interest fixed for new EXIM borrowings (in U.S. Dollars) occurring at any time within the six (6) month period preceding the date of such default plus 1.75% (as determined by EXIM), which rate once so determined for an amount in default shall remain in effect until such default is cured.

       This Note is subject to prepayment only as permitted by the terms of the Guaranteed Loan Agreement. Following any such prepayment Annex A hereto shall be deemed to be amended to conform to the substitute Schedule 2 to the Guaranteed Loan Agreement as agreed between the Borrower, EXIM and the Lender pursuant to Clause 6.02A or 7.04 of the Guaranteed Loan Agreement, and thereafter all payments of principal and interest thereon to be made hereunder shall be made in accordance with Annex A, as so amended.

       The Borrower hereby waives any demand, diligence, presentation, protest and notice of any kind and warrants to the holder hereof that all action and approval required for execution and delivery hereof as a legal, valid and binding obligation of the Borrower, enforceable in accordance with the terms hereof, has been duly obtained and is in full force and effect.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, as of the date hereof.

                                   YA96A LIMITED

                                   By __________________________________________
                                   Title:

                                    - 3-2 -

                                   GUARANTEE
                                   ---------


This note is guaranteed by the Export-Import Bank of the United States ("EXIM") as provided in the Guarantee Agreement dated as of ____________, 1996, between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and EXIM, and said guarantee is expressly made subject to all of said provisions therein as if all of said provisions were expressly set forth herein.

                                   EXPORT-IMPORT BANK OF THE
                                   UNITED STATES

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


EXIM Guarantee No. AP070425 - People's Republic of China (China Yunnan Airlines)

                                    - 3-3 -

                                  APPENDIX 3

                                    PART 2
                                    ------

            FORM OF FIXED RATE INSTALLMENT NOTE     [Issuance Date]
            -----------------------------------

                                 IN RESPECT OF

                   ONE BOEING 767-300 AIRCRAFT, MSN [     ]

                                 YA96A LIMITED

                      PROMISSORY NOTE DUE _______________

                     IN THE AGGREGATE PRINCIPAL AMOUNT OF
                            US$[_________________]


FOR VALUE RECEIVED, YA96A LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Ugland House, South Church Street, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (the "Borrower"), hereby irrevocably and unconditionally promises to pay to the order of LaSalle National Bank, as trustee, the principal sum of [US$_________________], together with interest on the unpaid principal amount hereof from time to time outstanding at the [Fixed Rate] from and including the date hereof until such principal amount is paid in full; provided, however, that
                                                         --------  -------
the final principal payment hereon shall in any and all events equal the then outstanding principal balance hereof. Such principal and interest shall be due
and payable on the dates set forth in Annex A hereto in [            ]/1/ equal
(or as nearly equal as practicable) consecutive installments of combined principal and interest in the amounts set forth in Annex A hereto. Interest shall accrue from day to day, and shall be calculated on the basis of a 360-day year of twelve 30-day months. Accrued interest hereon shall be payable on each Fixed Rate Payment Date and on the date this Note is paid in full.

       This promissory note is one of the Fixed Rate Notes referred to in the Guaranteed Loan Agreement dated as of 27 August 1996 (the "Guaranteed Loan Agreement") made by and among the Borrower, the banks and other financial institutions named therein as Lenders, ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, Wilmington Trust Company, as Security Trustee, and Export-Import Bank of the United States, the provisions of which are incorporated herein by reference. All terms and expressions defined in the Guaranteed


_________________________
     /1/ Insert number equal to (1) twenty-four (24) minus (2) the sum of (A) the number of Floating Rate Payment Dates occurring prior to the Conversion and (B) if the Conversion Date is a Floating Rate Payment Date, one (1).

                                    - 3-4 -

Loan Agreement (whether defined therein or incorporated by reference to another document) shall have the same meanings when used in this Note.

       Principal and interest due hereunder or under the Guaranteed Loan Agreement shall be payable in Dollars in immediately available funds for receipt on or prior to 11:00 a.m. New York time on the due date thereof as specified in Clause 10 of the Guaranteed Loan Agreement. The holder hereof, by its acceptance of this Note, agrees that each payment of principal and interest received by it hereunder shall be applied in the order specified in Clause 10.03 of the Guaranteed Loan Agreement.

       In the event that any amount of the principal hereof or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay to the Lender, on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum determined in accordance with Section 14 of the Guaranteed Loan Agreement.

       Notwithstanding the preceding paragraph hereof, beginning on the date on which EXIM shall have made a claim payment to the Lender under the EXIM Guarantee, in the event any amount of principal of or accrued interest on this Note owing to EXIM is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay, without duplication of default interest otherwise payable under the Guaranteed Loan Agreement, to EXIM on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to the per annum rate of interest fixed for new EXIM borrowings (in U.S. Dollars) occurring at any time within the six (6) month period preceding the date of such default plus 1.75% (as determined by EXIM), which rate once so determined for an amount in default shall remain in effect until such default is cured.

       This Note is subject to prepayment only as permitted by the terms of the Guaranteed Loan Agreement.

       The Borrower hereby waives any demand, diligence, presentation, protest and notice of any kind and warrants to the holder hereof that all action and approval required for execution and delivery hereof as a legal, valid and binding obligation of the Borrower, enforceable in accordance with the terms hereof, has been duly obtained and is in full force and effect.

       THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    - 3-5 -

       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, as of the date hereof.


                                   YA96A LIMITED



                                   By___________________________________________
                                   Title:



                                   GUARANTEE
                                   ---------

This note is guaranteed by the Export-Import Bank of the United States ("EXIM") as provided in the Guarantee Agreement dated as of [____________, 1996], between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and EXIM, and said guarantee is expressly made subject to all of said provisions therein as if all of said provisions were expressly set forth herein.

                                   EXPORT-IMPORT BANK OF THE
                                   UNITED STATES

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________


EXIM Guarantee No. AP070425 - People's Republic of China (China Yunnan Airlines)

                                    - 3-6 -

                                  APPENDIX 4


                          FORM OF TRANSFER AGREEMENT
                          --------------------------



     THIS TRANSFER AGREEMENT is made and entered into as of the ____ day of ____________, 1996 among (1) YA96A Limited (the "Borrower"); (2) ABN AMRO Bank N.V., Chicago branch, as facility agent, (the "Facility Agent") and (3) ______________________ as lender (the "Lender"), [(4) U.S. Trade Funding
Corporation], and (5) LaSalle National Bank, (the "Assignee"), as trustee of the [__________Trust __________] formed pursuant to the Trust Agreement.

                                   RECITALS

     WHEREAS, on the date hereof, the Lender has an outstanding loan to the Borrower in the principal amount of $[_______] (such loan, to the extent outstanding on the Effective Date, being referred to as the "Loan"), subject to the terms of the Loan Agreement (as hereinafter defined);

     WHEREAS, the Lender and the Facility Agent propose to sell, assign and transfer to the Assignee, and the Assignee proposes to accept and assume from the Lender and the Facility Agent all of the rights, benefits and obligations of the Lender and the Facility Agent under the Loan Agreement, the Floating Rate Notes and the Eximbank Guarantee then outstanding in respect thereof including all rights, benefits and obligations under the Security Documents, all on the terms and subject to the conditions of this Transfer Agreement (such rights, benefits and obligations being herein referred to as the "Assigned Property");

     WHEREAS, this Transfer Agreement is being entered into pursuant to Clause 4 of the Loan Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.
                 -----------

     1.1  "Loan Agreement"  means the Guaranteed Loan Agreement dated as of 27
           --------------
August, 1996 (as amended, supplemented and otherwise modified and in effect from time to time) and made between YA96A Limited, as Borrower, ABN AMRO Bank N.V., Chicago branch, as facility agent, the financial institutions party thereto, Export-Import Bank of the United States and Wilmington Trust Company, as Security Trustee;

                                     -4-1-

     1.2 Defined terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     SECTION 2.  Assignment.
                 ----------

     2.1 On the terms set forth herein and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof and the EXIM Guarantee, effective as of [the Conversion Date to be included] (the "Effective Date"): (a) the Lender and the Facility Agent hereby sell, assign and transfer to the Assignee all of the right, title and interest of the Lender and the Facility Agent in and to the Assigned Property arising from and after the Effective Date, and (b) the Assignee hereby accepts such sale, assignment and transfer and hereby assumes all of the obligations of the Lender and the Facility Agent from and after the Effective Date under the Loan Agreement in respect of such Floating Rate Notes outstanding thereunder and the Eximbank Guarantee.

     2.2 Each of the parties hereto hereby confirm that in consideration of such sale, transfer and assignment and with effect from the Effective Date, the Lender and the Facility Agent are hereby released from all obligations under the Loan Agreement (but only to the extent assigned hereby), under the Floating Rate Notes and under the EXIM Guarantee.

     2.3 Such sale, assignment and transfer shall be without recourse, representation or warranty except as expressly provided herein.

     2.4 The Assignee hereby expressly assumes, effective as of the Effective Date, for the benefit of the Borrower and EXIM, all of the Facility Agent's and the Lender's obligations under the EXIM Guarantee.

     2.5  The Assignee further agrees for the benefit of the Borrower and EXIM
(i) to perform its obligations under the Trust Agreement to the same extent as if the terms thereof (which are hereby incorporated by reference) were set out herein in full, (ii) not to amend, modify or waive any provision of the Liquidity Agreement without the prior written consent of EXIM and (iii) not to amend or modify the interest rate set forth in the Liquidity Agreement without the prior written consent of the Borrower and EXIM, provided that any amendment, modification or waiver of the Liquidity Agreement which does not comply with the provisions of this Clause 2.5 shall be null and void for all purposes of the Operative Documents and the EXIM Guarantee

     SECTION 3.  Payments.
                 --------

     3.1  As consideration for the sale, assignment and transfer contemplated by
Section 2 hereof, the Assignee shall by not later than 1:00 p.m. New York time on the Effective Date, pay to the Lender an amount equal to $_________________.

     3.2 The Lender and the Assignee agree that any principal, interest and other payments with respect to the Assigned Property (i) accrued prior to but excluding the

                                     -4-2-

Effective Date or owed pursuant to Clause 5.02 of the Loan Agreement shall be payable to, and for the account of, such Lender, and (ii) accruing from and after the Effective Date shall be payable to, and for the account of, the Assignee. Each party further agrees that it will hold for the other party any principal, interest or other amounts that it may receive to which the other party shall be entitled pursuant to the preceding sentence and pay, in like money and funds, any such amounts that it may receive to the other party promptly upon receipt.

     3.3 All payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim to the Lender by payment to its account no. [_____] with ____________________).

     SECTION 4.  Conditions to Effectiveness.
                 ---------------------------

          The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions:

     4.1 the due execution and delivery of this Transfer Agreement by the Lender, the Assignee, the Facility Agent, [U.S. Trade Funding Corporation] and the Borrower;

     4.2 the receipt by the Lender of the payment required to be made by the Assignee under Section 3.1 hereof;

     4.3 receipt by the Facility Agent (for the account of the Persons entitled thereto) of all sums due and payable by the Borrower under the Loan Agreement and/or the Floating Rate Notes on or before the Effective Date;

     4.4  receipt by the Assignee of the Fixed Rate Notes referred to in Clause
4.02 of the Loan Agreement; and

     4.5 receipt by the Assignee of the EXIM guarantee legend on the Fixed Rate Notes issued by the Borrower in favor of the Assignee.

     SECTION 5.  Representations and Warranties of the Lender, the Facility
                 ----------------------------------------------------------
                 Agent and the Assignee.
                 ----------------------

     Each of the Lender and the Facility Agent represents and warrants to the Assignee, the Borrower and EXIM and the Assignee represents (in respect of subclauses (a) and (b)) to EXIM, the Facility Agent and the Lender that (a) it has full power and authority, and has taken all action necessary to execute and deliver this Transfer Agreement and any and all other documents required to be executed or delivered by it in connection with this Transfer Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Transfer Agreement, and no governmental authorization or other authorizations are required to be obtained by it in connection therewith, (b) immediately prior to the Conversion contemplated hereby, it owns all right, title and interest in and to the Floating Rate Notes and, pursuant to this Transfer Agreement, has transferred all such right,

                                     -4-3-
title and interest free and clear of all Liens, and (c) this Transfer Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

     SECTION 6.  Further Assurances.
                 ------------------

     The Lender, the Facility Agent and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Transfer Agreement.

     SECTION 7.  Governing Law; Jurisdiction; Service of Process; Venue; Waiver
                 --------------------------------------------------------------
                 of Jury Trial; Etc.
                 -------------------

     This Transfer Agreement shall be governed by and construed in accordance with the law of the State of New York. Any legal action or proceeding arising out of or relating to this transfer agreement or the transactions contemplated hereby, and any action or proceeding to execute or otherwise enforce any judgment obtained in connection therewith, may be instituted in the Supreme Court of the State of New York, County of New York or in the U.S. District Court for the Southern District of New York, and by execution and delivery of this transfer agreement each of the parties hereby irrevocably and unconditionally submits generally (but non-exclusively) to the jurisdiction of each such court. Each of the parties hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in Section 9 hereof or to such other Person as may be appointed pursuant to Clause 22 of the Loan Agreement. Each of the parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Assignee irrevocably waives, to the fullest extent permitted by law, any objection which the Assignee may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     SECTION 8.  Notices.
                 -------

     All communications between the parties hereto (including, without limitation, any modifications of, or any waivers or consents under, this Transfer Agreement) and notices in connection with this Transfer Agreement shall be in writing, hand-delivered or sent by ordinary mail, telex or facsimile transmitter, addressed as follows: (a) if to the Assignee at its address set forth beneath its signature hereto, and (b) if to the Borrower, the Facility Agent or EXIM, at its address set forth beneath its signature to the Loan Agreement or, in the case of a Lender, at its Lending Office. All such communications and notices shall be effective upon receipt.

                                     -4-4-

     SECTION 9.  Binding Effect; Amendments.
                 --------------------------

     This Transfer Agreement shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. No party hereto (other than the Assignee) may assign or transfer any of its rights or obligations under this Transfer Agreement without the prior consent of the other parties hereto, and any purported assignment, absent such consent, shall be void. No provisions of this Transfer Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by each party hereto.

     SECTION 10. Interpretation.
                 --------------

     The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     SECTION 11. Counterparts.
                 ------------

     This Transfer Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, will constitute one and the same instrument, and each party may execute this Transfer Agreement by signing any such counterpart.

                                     -4-5-

     IN WITNESS WHEREOF each of the parties hereto has caused this Transfer Agreement to be duly executed and delivered as of the day and year first before written.



                     ____________________________________
                     as Lender

                    By: ________________________________
                             Name:
                             Title:


                    By: ________________________________
                             Name:
                             Title:


                    LASALLE NATIONAL BANK

                    By: ________________________________
                             Name:
                             Title:



                    U.S. TRADE FUNDING CORPORATION

                    By: ________________________________
                             Name:
                             Title:


                    Address:

                    Telephone No.:
                    Telex No.:
                    Facsimile No.:
                    Attention:

                    YA96A LIMITED

                    By: ________________________________
                             Name:
                             Title:



                    ABN AMRO BANK N.V., Chicago Branch
                     as Facility Agent

                    By:   ABN AMRO NORTH AMERICA, INC.,
                          its agent

                    By: __________________________________
                             Name:
                             Title



                    By: ___________________________________
                             Name:
                             Title:



Acknowledged and  Agreed:
EXPORT-IMPORT BANK
OF THE UNITED STATES

By: ________________________________
  Name:
  Title:

                                   APPENDIX 5



                          FORM OF NOTICE OF CONVERSION
                          ----------------------------



To:  ABN AMRO Bank N.V., Chicago Branch
      as Facility Agent
     135 South LaSalle Street
     Suite 760
     Chicago, Illinois 60674-9135
     U.S.A.

     Attention:  ______________________
                 ______________________

and

     The Export-Import Bank of the United States
     811 Vermont Avenue, N.W.
     Washington, D.C.  20571

                                      Dated: _____________, 1996

Re:  Guaranteed Loan Agreement dated as of 27 August 1996
     ----------------------------------------------------


Ladies and Gentlemen:

1. We refer to the Guaranteed Loan Agreement (as from time to time amended, varied, novated or supplemented, the "Loan Agreement") entered into among YA96A Limited as Borrower, the financial institutions party thereto as Lenders, Wilmington Trust Company, as Security Trustee, ABN AMRO Bank N.V., Chicago branch, as Facility Agent, the financial institutions party thereto as Lenders and Export-Import Bank of the United States. Terms defined as the Loan Agreement shall have the same meaning in this notice.

2. We hereby give you notice that, pursuant to the Loan Agreement and on [date of proposed Conversion] (the "Conversion Date"), we wish to convert interest payable on the Loan to the Fixed Rate from the Floating Rate upon the terms and subject to the conditions contained therein.

                                     -4-1-

3. The Fixed Rate applicable to the Loan from and after the date of Conversion shall be _____ % per annum.



     We have caused this Notice of Conversion to be executed by our authorized representative as of the date hereof.



                                      Yours faithfully



                                      _________________________________
                                      for and on behalf of
                                      YA96A Limited

                                  APPENDIX 6


                         FIXED RATE PRICING PROCEDURE



     For purposes of conversion to the Fixed Rate pursuant to Clause 4 of the Guaranteed Loan Agreement, the Facility Agent shall, no later than 5.00 p.m., Chicago time, on the Chicago business day prior to the date, which date shall be a Chicago business day, on which the Underwriter proposes to set the Fixed Rate (the "Rate Set Date"), deliver to the Borrower and the Lessee a notice, for acceptance or rejection by the Borrower, which sets forth the rate (the "Proposed Maximum Fixed Rate") and reasonable detail of the calculation thereof, which the Fixed Rate will not exceed if the Underwriter and the Borrower were to set the Fixed Rate on the Rate Set Date. The Borrower shall, prior to 8.00 a.m., Chicago time, on the Rate Set Date notify the Facility Agent by telecopy of its acceptance or rejection of the Proposed Maximum Fixed Rate. If the Borrower does not so notify the Facility Agent, the Borrower shall be deemed to have rejected the Proposed Maximum Fixed Rate.

     Notwithstanding any acceptance of the Proposed Maximum Fixed Rate by the Borrower in accordance with the prior paragraph, the Borrower may telephone the Facility Agent no later than 8.00 a.m., Chicago time, on the Rate Set Date to determine whether the Facility Agent wishes to confirm the Proposed Maximum Fixed Rate or to quote a newer and lower rate to be the maximum Fixed Rate (the "New Maximum Rate"). During such telephone conversation, which the Borrower authorizes to be tape-recorded, the Borrower shall have the right to reject the Proposed Maximum Fixed Rate, to accept the New Maximum Rate or to reject both rates.

     If the Borrower shall have accepted the Proposed Maximum Fixed Rate or the New Maximum Rate, the Underwriter shall, while using its best efforts to minimize the rate, set the Fixed Rate on the Rate Set Date. Provided that the Fixed Rate so set by the Underwriter equals or is less than the rate accepted by the Borrower in accordance with these procedures, such rate shall be the Fixed Rate for all purposes of Clause 4 of the Guaranteed Loan Agreement.